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                                                                  EXHIBIT 10.51


                                 LEASE AGREEMENT
                                      (NNN)
                             BASIC LEASE INFORMATION

LEASE DATE:               December 18, 1996

LANDLORD:                 Lincoln-Whitehall Realty (West), L.L.C.,
                          a Delaware limited liability company

LANDLORD'S ADDRESS:       c/o Lincoln Property Company Management Services, Inc.
                          101 Lincoln Centre Drive, Fourth Floor
                          Foster City, California 94404-1167

TENANT:                   Cisco Systems, Inc., a California corporation

TENANT'S ADDRESS:         170 W. Tasman Drive
                          San Jose, California  95124
                          Attention: Chris Hampton, Director,
                          Real Estate Worldwide

PREMISES:                 Approximately 84,935 rentable square feet as shown on
                          Exhibit A

PREMISES ADDRESSES:       Building C: 130 Baytech Drive, San Jose,
                          California 95134
                          Building D: 140 Baytech Drive, San Jose,
                          California 95134

                          BUILDINGS (C & D):             Approximately 84,935
                                                         rentable square feet
                          LOT (PARK'S TAX PARCEL):       APN 015-30-093
                          PARK (LINCOLN BAY TECH PARK):  Approximately 188,825
                                                         rentable square feet


TERM: July 1, 1997 ("Commencement Date"), through June 30, 2001 ("Expiration Date"), subject to the provisions of Section 2 hereof.

BASE RENT (Paragraph 3):  One hundred twenty-three
                          thousand one hundred fifty-five and
                          75/100 dollars ($123,155.75) per month
                          ($1.45 per rentable square foot)
                          commencing on the Commencement Date
                          through June 30, 1998.

ADJUSTMENTS TO BASE RENT: Effective July 1, 1998,  Base Rent shall increase to
                          $127,402.50 per month ($1.50 per rentable square foot).

                          Effective July 1, 1999, Base Rent shall
                          increase to $131,649.25 per month ($1.55 per rentable square foot).

                          Effective July 1, 2000, Base Rent shall increase to $135,896.00 per month ($1.60 per rentable square foot).

SECURITY DEPOSIT
(Paragraph 4):            Waived

*TENANT'S SHARE OF OPERATING EXPENSES (Paragraph 6.1):        45% of the Park
*TENANT'S SHARE OF TAX EXPENSES (Paragraph 6.2):              45% of the Park
*TENANT'S SHARE OF COMMON AREA UTILITY COSTS (Paragraph 7):   45% of the Park
*TENANT'S SHARE OF UTILITY EXPENSES (Paragraph 7):            45% of the Park
*The amount of Tenant's Share of the expenses as referenced above shall be subject to modification as set forth in this Lease.

PERMITTED USES
(Paragraph 9):            General office, industrial, assembly, light
                          manufacturing and distribution of computer products, but only to the extent permitted by the City of San
                          Jose and all agencies and governmental authorities having jurisdiction thereof

UNRESERVED
PARKING SPACES:           Three hundred nineteen (319) non-exclusive and
                          undesignated spaces

BROKERS (Paragraph 38):   Dennis Chambers of CPS for Tenant
                          Wayne Mascia Associates for Landlord

EXHIBITS:                 Exhibit A -     Premises, Building, Lot and/or Park
                          Exhibit B -     Tenant Improvements
                          Exhibit C -     Rules and Regulations
                          Exhibit D -     Covenants, Conditions and Restrictions
                                          (Intentionally Omitted)
                          Exhibit E -     Hazardous Materials Disclosure
                                          Certificate - Example
                          Exhibit F -     Change of Commencement Date - Example
                          Exhibit G -     Tenant's Initial Hazardous Materials
                                          Disclosure Certificate
                          Exhibit H -     Sign Criteria (Intentionally Omitted)

ADDENDA: Addendum 1: First Option to Extend the Lease Addendum 2: Second Option to Extend the Lease


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                                TABLE OF CONTENTS



SECTION                                                                     PAGE

 1.     PREMISES.............................................................. 3
 2.     ADJUSTMENT OF COMMENCEMENT DATE; CONDITION OF THE PREMISES............ 3
 3.     RENT.................................................................. 4
 4.     SECURITY DEPOSIT...................................................... 5
 5.     TENANT IMPROVEMENTS................................................... 5
 6.     ADDITIONAL RENT....................................................... 5
 7.     UTILITIES............................................................. 8
 8.     LATE CHARGES.......................................................... 9
 9.     USE OF PREMISES....................................................... 9
10.     ALTERATIONS AND ADDITIONS; AND SURRENDER OF PREMISES..................10
11.     REPAIRS AND MAINTENANCE...............................................11
12.     INSURANCE.............................................................12
13.     WAIVER OF SUBROGATION.................................................14
14.     LIMITATION OF LIABILITY AND INDEMNITY.................................14
15.     ASSIGNMENT AND SUBLEASING.............................................15
16.     AD VALOREM TAXES......................................................17
17.     SUBORDINATION.........................................................17
18.     RIGHT OF ENTRY........................................................17
19.     ESTOPPEL CERTIFICATE..................................................18
20.     TENANT'S DEFAULT......................................................18
21.     REMEDIES FOR TENANT'S DEFAULT.........................................19
22.     HOLDING OVER..........................................................20
23.     LANDLORD'S DEFAULT....................................................20
24.     PARKING...............................................................20
25.     SALE OF PREMISES......................................................20
26.     WAIVER................................................................21
27.     CASUALTY DAMAGE.......................................................21
28.     CONDEMNATION..........................................................22
29.     ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS.............................22
30.     FINANCIAL STATEMENTS..................................................24
31.     GENERAL PROVISIONS....................................................24
32.     SIGNS.................................................................26
33.     MORTGAGEE PROTECTION..................................................26
34.     QUITCLAIM.............................................................26
35.     MODIFICATIONS FOR LENDER..............................................26
36.     WARRANTIES OF TENANT..................................................26
37.     COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT.......................27
38.     BROKERAGE COMMISSION..................................................27
39.     QUIET ENJOYMENT.......................................................28
40.     LANDLORD'S ABILITY TO PERFORM TENANT'S UNPERFORMED OBLIGATIONS........28
41.     TENANT'S ABILITY TO PERFORM LANDLORD'S UNPERFORMED OBLIGATIONS........24



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                                 LEASE AGREEMENT


DATE: This Lease is made and entered into as of the Lease Date set forth on Page 1. The Basic Lease Information set forth on Page 1 and this Lease are and shall be construed as a single instrument.


1. PREMISES: Landlord hereby leases the Premises to Tenant upon the terms and conditions contained herein. Landlord hereby grants to Tenant a license for the right to use, on a non-exclusive basis, parking areas and ancillary facilities located within the Common Areas of the Park, subject to the terms of this Lease; provided, however, such license shall only be revocable (i) if Tenant is in default of its obligations under this Lease beyond applicable cure periods, or
(ii) upon the expiration or earlier termination of this Lease. For purposes of this Lease, the term "Premises" shall mean and refer to the entirety of both of the Buildings, namely, Building A and Building B situated within the Park. Landlord and Tenant hereby agree that for purposes of this Lease, as of the Lease Date, the rentable square footage area of the Premises, the Buildings, the Lot and the Park shall be deemed to be the number of rentable square feet as set forth in the Basic Lease Information on Page 1; provided, however, within fifteen (15) days after the date on which Landlord causes the Buildings to be Substantially Completed (as such term is defined in Exhibit B hereto), Tenant may have its architect verify the actual rentable square feet contained within the Premises (i.e. the Buildings), provided that the basis of such measurement shall be measured from drip line to drip line and not in accordance with BOMA standards. Tenant hereby acknowledges that the rentable square footage of the Premises may include a proportionate share of certain areas used in common by all occupants of the Buildings (for example an electrical room or telephone room). Landlord and Tenant hereby acknowledge and agree that as of the Lease Date the Buildings have not been constructed on the Lot. After Landlord has Substantially Completed (as such term is defined in Exhibit B hereto) the Shell Improvements, Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of Exhibit F hereto, wherein the parties shall specify the (i) actual approximate rentable square footage of each of the Premises, the Buildings and the Park, (ii) actual amount of Base Rent to be paid by Tenant, which shall be based upon the amount of base rent per rentable square foot as set forth in the Basic Lease Information, (iii) actual amount of Tenant's Share of the expenses set forth in the Basic Lease Information, which share shall be based upon such approximate rentable square footages, and (iv) the Premises Addresses. Tenant further agrees that the number of rentable square feet of the Buildings, the Lot and the Park may subsequently change after the Lease Date commensurate with any modifications to any of the foregoing by Landlord due to any casualty to, or condemnation of, any portion of the Premises, and Tenant's Share shall accordingly change.


2.        ADJUSTMENT OF COMMENCEMENT DATE; CONDITION OF THE PREMISES:

          2.1 If on the Commencement Date (a) Landlord has not delivered possession of the Premises with only the Shell Improvements (defined in Exhibit B hereto) Substantially Completed, and (b) Tenant has not Substantially Completed the Tenant Improvements, Landlord shall not be subject to any liability nor shall the validity of the Lease be affected; provided, subject to the provisions set forth below, the Lease Term and the obligation to pay Rent shall commence on the date which is the earlier to occur of (i) the date on which Tenant has Substantially Completed the Tenant Improvements (defined in Exhibit B hereto), or (ii) the date which is ninety (90) business days after Landlord has Substantially Completed the Shell Improvements (provided, said 90-business day period may be extended by a maximum of an additional period of 30 days if Tenant is delayed from Substantially Completing the Tenant Improvements wholly due either to delays attributable to Landlord's failure to timely perform its obligations with respect to the Shell Improvements because of events within Landlord's control (the "Landlord Delays") or events considered to be Force Majeure Delays (defined in Exhibit B hereto). The Expiration Date shall also be extended commensurately therewith. In addition to the foregoing and notwithstanding anything to the contrary contained herein or in Exhibit B hereto, if Landlord does not tender possession to Tenant of the Premises with the Shell Improvements Substantially Complete by November 15, 1997 (the "Outside Date") (subject to any Force Majeure Delays or Tenant Delays, in which event the date of November 15, 1997 shall be extended commensurately by the period of time attributable to such delays), then either Tenant or Landlord may terminate this Lease by delivering written notice thereof to the other party no later than the date which is ten (10) business days after the Outside Date, as extended by the period of time attributable to any Force Majeure Delays and/or Tenant Delays. In addition to the foregoing and notwithstanding anything to the contrary contained herein or in Exhibit B hereto, if Landlord does not tender possession to Tenant of the Premises with the Shell Improvements Substantially Complete by March 1, 1998 (the "Ultimate Outside Date") (subject to any Tenant Delays, in which event the date of March 1, 1998 shall be extended commensurately by the period of time attributable to such delays), then either Tenant or Landlord may terminate this Lease by delivering written notice thereof to the other party no later than the date which is ten (10) business days after the Ultimate Outside Date, as extended by the period of time attributable to any Tenant Delays. If either party fails to timely terminate the Lease as and when provided herein, or if Landlord delivers to Tenant possession of the Premises with the Tenant Improvements Substantially Complete at any time earlier than the Outside Date (as such date may be extended due to Force Majeure Delays or Tenant Delays, as the case may be) or the Ultimate Outside Date (as such date may be extended due to Tenant Delays), as applicable, then upon the occurrence of any such events the foregoing right given to Tenant and Landlord to terminate this Lease as provided herein shall lapse and be null and void upon the earlier occurrence of such event and the Lease shall remain in full force and effect with Tenant and Landlord having no further right to terminate this Lease pursuant to the foregoing provisions. If Landlord does so timely deliver to Tenant possession of the Premises with the Shell Improvements Substantially Complete, Tenant shall promptly deliver




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written notice to Landlord confirming same. In the event the commencement date and/or the expiration date of this Lease is other than the Commencement Date and/or Expiration Date provided on Page 1 in the Basic Lease Information, as the case may be, Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of Exhibit F hereto, wherein the parties shall specify the actual commencement date, expiration date, the date on which Tenant is to commence paying Rent and the other matters referred to in Section 1 above. The word "Term" whenever used herein refers to the initial term of this Lease and any extension thereof. Except as otherwise expressly set forth below with regard to Punchlist Items, by taking possession of the Premises with only the Shell Improvements Substantially Completed, Tenant shall be deemed to have accepted the Premises in a good, clean and completed condition and state of repair. Notwithstanding the foregoing, within three (3) business days after the Substantial Completion (as such term is defined in Exhibit B hereto) of the Shell Improvements representatives of Landlord and Tenant shall make a joint inspection of the Shell Improvements and the results of each such inspection shall be set forth in a written list specifying the incomplete items as well as those items for which corrections need to be made (the "Punchlist Items"). Landlord and Tenant shall promptly (by no later than three (3) business days thereafter) and in good faith approve the written list of Punchlist Items. Landlord, at its sole cost and expense, shall use commercially reasonable efforts to cause the Punchlist Items to be promptly completed and/or corrected, as applicable. The performance of the work associated with the Punchlist Items shall be performed in such a manner so as not to preclude or substantially prevent Tenant's ability to construct the Tenant Improvements in the Premises. Upon the completion of the Punchlist Items to Tenant's reasonable satisfaction Tenant shall immediately notify Landlord in writing that such items have been completed to Tenant's reasonable satisfaction. In addition to the Punchlist Items, Landlord shall also use commercially reasonable efforts to cause the general contractor to correct any other patent deficiencies or defects in the Shell Improvements during the thirty (30) day period following Substantial Completion of the Shell Improvements. If Tenant fails to timely deliver to Landlord any such written notice of the aforementioned patent defects or deficiencies within said 30-day period, Landlord shall have no obligation to perform any such work thereafter, except as otherwise specifically provided in Sections 5 and 14 of this Lease. Tenant hereby acknowledges and agrees that neither Landlord nor Landlord's agents or representatives has made any representations or warranties as to the suitability, safety or fitness of the Premises for the conduct of Tenant's business, Tenant's intended use of the Premises or for any other purpose.

          2.2 Landlord shall permit Tenant to enter and occupy the Premises prior to the Commencement Date for purposes of installing a portion of the Tenant Improvements and to perform Tenant's Pre-Occupancy Work (as such term is defined in Exhibit B hereto). Landlord shall consult with its general contractor and shall notify Tenant, in writing, of the date on which Tenant may commence such limited purpose occupancy. In no event may Tenant conduct its business or operations from the Premises until after the Commencement Date. Such limited purpose occupancy by Tenant shall be at Tenant's sole risk and shall also be subject to all of the provisions of this Lease other than the requirement to pay Rent (other than any Utility Expenses incurred during the time period Tenant is constructing the Tenant Improvements), including, but not limited to, the requirement to obtain the insurance required pursuant to this Lease (including without limitation, the provisions of Exhibit B hereto) and to deliver insurance certificates as required herein, and to pay for all utilities and Utility Expenses to the extent incurred during the time period Tenant is constructing the Tenant Improvements. In addition to the foregoing and the provisions of Exhibit B hereto regarding such early occupancy, Landlord shall have the right to impose such additional conditions on Tenant's early entry as Landlord shall deem reasonably appropriate. If, at any time, Tenant is in default of any term, condition or provision of this Lease, any such waiver by Landlord of Tenant's requirement to pay rental payments shall be null and void and Tenant shall immediately pay to Landlord all rental payments so waived by Landlord.


3. RENT: On the date that Tenant executes this Lease, Tenant shall deliver to Landlord the original executed Lease, the Base Rent (which shall be applied against the Rent payable for the first month Tenant is required to pay Base
Rent), and all insurance certificates or, alternatively, the letter required pursuant to Section 12.5 hereof, evidencing the insurance required to be obtained by Tenant under Section 12 of this Lease and under the provisions of Exhibit B hereto. Tenant agrees to pay Landlord, without prior notice or demand, or abatement (except as otherwise set forth in Sections 27 and 41 hereof), offset, deduction or claim, the Base Rent described on Page 1, payable in advance at Landlord's address shown on Page 1 on the Commencement Date and thereafter on the first (1st) day of each month throughout the Term of the Lease. In addition to the Base Rent set forth on Page 1, Tenant shall pay Landlord in advance, on the Commencement Date and thereafter on the first (1st) day of each month throughout the Term of this Lease, as Additional Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses. The term "Rent" whenever used herein refers to the aggregate of all these amounts. If Landlord permits Tenant to occupy the Premises to conduct business operations therein without requiring Tenant to pay rental payments for a period of time, the waiver of the requirement to pay rental payments shall only apply to waiver of the Base Rent and Tenant shall otherwise perform all other obligations of Tenant required hereunder. The Rent for any fractional part of a calendar month at the commencement or termination of the Lease term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month. The prorated Rent shall be paid on the Commencement Date and the first day of the calendar month in which the date of termination occurs, as the case may be.


4. SECURITY DEPOSIT: Intentionally omitted.


5. TENANT IMPROVEMENTS: Upon Substantial Completion by Landlord of the Shell Improvements and the completion by Landlord of any Punchlist Items, Tenant hereby agrees to accept the Premises in its then current




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"AS IS" condition. Subject to the provisions of Exhibit B hereto, Tenant shall install the improvements ("Tenant Improvements") in the Premises in accordance with the terms, conditions, criteria and provisions set forth in Exhibit B hereto. Tenant acknowledges that neither Landlord nor any of Landlord's agents, representatives or employees has made any representations as to the suitability or fitness of the Premises for the conduct of Tenant's business, including without limitation, any storage incidental thereto, or for any other purpose, and that neither Landlord nor any of Landlord's agents, representatives or employees has agreed to undertake any alterations or construct any Tenant Improvements to the Premises except for the construction of the Shell Improvements as expressly provided in Exhibit B to this Lease. Notwithstanding the foregoing, Landlord shall allow Tenant to, concurrently with Landlord (if Landlord so desires, otherwise separately), make a claim against Landlord's general contractor for any patent or latent defects in the initial design or construction of the Shell Improvements for a period of five (5) years after the date on which the Shell Improvements are Substantially Completed. In addition to the foregoing, Tenant shall be entitled to enforce, concurrently with Landlord, any warranties made or given to Landlord from the general contractor and any major subcontractors with respect to the Shell Improvements. Notwithstanding anything to the contrary contained herein, Tenant shall allow Landlord to, concurrently with Tenant (if Tenant so desires, otherwise separately), or after the expiration or earlier termination of this Lease, individually, make a claim against Tenant's general contractor, namely Devcon Construction Inc. (the "Tenant's General Contractor") for any patent or latent defects in the initial design or construction of the Tenant Improvements for a period of five (5) years after the date on which the Tenant Improvements are substantially completed. In addition to the foregoing, Landlord shall be entitled to enforce, concurrently with Tenant, or after the expiration or earlier termination of this Lease, individually, any warranties made or given to Tenant from the Tenant's General Contractor and any major subcontractors with respect to the Tenant Improvements. Each of Landlord and Tenant shall be third party beneficiaries of the other party's construction agreements, and accordingly, each party hereby agrees to include a provision in their respective construction contracts to effectuate same.


6. ADDITIONAL RENT : It is intended by Landlord and Tenant that this Lease be a "triple net lease". The costs and expenses described in this Section 6 and all other sums, charges, costs and expenses specified in this Lease other than Base Rent are to be paid by Tenant to Landlord as additional rent (collectively, "Additional Rent").

          6.1 OPERATING EXPENSES: In addition to the Base Rent set forth in
Section 3, Tenant shall pay Tenant's Share, which is defined on Page 1, of all Operating Expenses as Additional Rent. The term "Operating Expenses" as used herein shall mean the total actual amounts paid or payable by Landlord in connection with the ownership, maintenance, repair and operation of the Premises, the Buildings and the Lot, and where applicable, of the Park referred to on Page 1. The amount of Tenant's Share of Operating Expenses shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Buildings and/or the Park due to any casualty or condemnation of any portion of the Premises. These Operating Expenses may include, but are not limited to:

                     6.1.1 Landlord's cost of repairs to, and maintenance of, the non-structural portions of the roof, the roof membrane and the non-structural portions of the exterior walls of the Buildings;

                     6.1.2 Landlord's cost of maintaining the outside paved area, landscaping and other common areas for the Park. The term "Common Areas" shall mean all areas and facilities within the Park exclusive of the Premises and the other portions of the Park leased exclusively to other tenants. The Common Areas include, but are not limited to, parking areas, access and perimeter roads, sidewalks, landscaped areas and similar areas and facilities;

                     6.1.3 Landlord's annual cost of insurance insuring against fire and extended coverage (including, if Landlord elects, "all risk" or "special purpose" coverage) and all other insurance, including, but not limited to, earthquake, flood and/or surface water endorsements for the Buildings, the Lot and the Park (including the Common Areas), rental value insurance against loss of Rent in an amount equal to the amount of Rent for a period of no more than twelve (12) months commencing on the date of loss, and subject to the provisions of
          Section 27 below, any commercially reasonable deductible;

                     6.1.4 Landlord's cost of: (i) modifications and/or new improvements to the Buildings, the Common Areas and/or the Park occasioned by any rules, laws or regulations effective subsequent to the date on which the Buildings are Substantially Completed; (ii) reasonably necessary replacement improvements to the Buildings, the Common Areas and the Park after the Commencement Date; and (iii) new improvements to the Buildings, the Common Areas and/or the Park that reduce operating costs or improve life/safety conditions, all as reasonably determined by Landlord, in its sole discretion; provided, however, if any of the foregoing are in the nature of capital improvements, then the cost of such capital improvements shall be amortized on a straight-line basis over a reasonable period, which shall not be less than the lesser of fifteen (15) years or the reasonably estimated useful life of such modifications, new improvements or replacement improvements in question (at an interest rate as reasonably determined by Landlord), and Tenant shall pay Tenant's Share of the monthly amortized portion of such costs (including interest charges) as part of the Operating Expenses herein;

                     6.1.5 If Landlord elects to so procure, Landlord's cost of preventative maintenance, and repair contracts including, but not limited to, contracts for elevator systems and heating, ventilation and air conditioning systems, lifts for disabled persons, and trash or refuse collection in the Buildings only;




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                     6.1.6 Landlord's cost of security and fire protection
          services for the Buildings and/or the Park, as the case may be, if in Landlord's reasonable discretion such services are provided;

                     6.1.7 Landlord's cost for the creation and negotiation of, and pursuant to, any licenses, easements or other similar undertakings benefitting the Buildings or Tenant's use of portions of the Park to the extent incurred after the Commencement Date;

                     6.1.8 Landlord's cost of supplies, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Park;

                     6.1.9 Landlord's cost for the repairs and maintenance items set forth in Section 11.2 below; and

                     6.1.10 Landlord's cost for the management and administration of the Premises, the Buildings, the Common Areas and the Park, including without limitation, a property management fee, accounting, auditing, billing, salaries for clerical and supervisory employees (whether located within the Park or off-site) and all fees, licenses and permits related to the ownership, operation and management of any portion of the Park in an amount not to exceed three percent (3%) of the Base Rent.

                     Notwithstanding anything to the contrary contained herein, for purposes of this Lease, the term "Operating Expenses" shall not include the following:

                     (a) Costs (including permit, license, and inspection fees) incurred in renovating, improving, decorating, painting, or redecorating vacant space or space for other tenants within the Park;

                     (b) Costs incurred because Landlord or another tenant actually violated the terms of any lease for premises within the Buildings and/or Park;

                     (c) Legal and auditing fees (other than those fees reasonably incurred in connection with the maintenance and operation of the Buildings and/or Park), leasing commissions, advertising expenses, and other costs incurred in connection with the original development or original leasing of the Buildings and/or Park or future re-leasing of the Buildings and/or Park;

                     (d) Depreciation of the Buildings or any other improvements situated within the Park;

                     (e) Any items for which Landlord is actually reimbursed by insurance or by direct reimbursement by any other tenant of the Buildings or Park;

                     (f) Costs of repairs or other work necessitated by fire, windstorm or other casualty (excluding any commercially reasonable deductibles) and/or costs of repair or other work necessitated by the exercise of the right of eminent domain to the extent insurance proceeds or a condemnation award, as applicable, is actually received by Landlord for such purposes; provided such costs of repairs or other work shall be paid by the parties in accordance with the provisions of Sections 27 and 28 below;

                     (g) Other than any interest charges for capital improvements referred to in Section 6.1.4 hereinabove, any interest or payments on any financing for the Buildings or the Park, interest and penalties incurred as a result of Landlord's late payment of any invoice (provided that Tenant pays Tenant's Share of Operating Expenses and Tax Expenses to Landlord when due as set forth herein), and any bad debt loss, rent loss or reserves for same;

                     (h) Costs associated with the investigation and/or remediation of Hazardous Materials (hereafter defined) present in, on or about the Premises, the Buildings or the Park, unless such costs and expenses are the responsibility of Tenant as provided in Section 29 of this Lease, in which event such costs and expenses shall be paid solely by Tenant in accordance with the provisions of Section 29 of this Lease;

                     (i) Costs of correcting defects in the initial design or construction of the Shell Improvements or the repair or replacement of any original materials and equipment as a result of such defects, as long as such defects are covered by warranties from the contractors performing such work and Landlord has actually received compensation therefor; and

                     (j) Landlord's cost for the repairs and maintenance items set forth in Section 11.3 below.

          6.2 TAX EXPENSES: In addition to the Base Rent set forth in Section 3, Tenant shall pay its share, which is defined on Page 1, of all real property taxes applicable to the land and improvements included within the Lot on which the Premises are situated and one hundred percent (100%) of all personal property taxes now or hereafter assessed or levied against the Premises or Tenant's personal property. The amount of Tenant's Share of Tax Expenses shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Buildings and/or the Park. Tenant shall also pay one hundred percent (100%) of any increase in real property taxes attributable, in Landlord's sole discretion, to any and all alterations, Tenant Improvements or other improvements of any kind, which are above standard improvements customarily installed for similar buildings located within the Buildings or the Park (as applicable), whatsoever placed in, on or about the Premises for the benefit of, at the request




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
of, or by Tenant. The term "Tax Expenses" shall mean and include, without limitation, any form of tax and assessment (general, special, supplemental, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license fees, license tax, business license fee, rental tax, transaction tax, levy, or penalty imposed by authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Landlord in the Premises, the Buildings, the Lot or the Park, as against Landlord's right to rent, or as against Landlord's business of leasing the Premises or the occupancy of Tenant or any other tax, fee, or excise, however described, including, but not limited to, any value added tax, or any tax imposed in substitution (partially or totally) of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes. The term "Tax Expenses" shall not include any (i) franchise, estate, inheritance, net income, or excess profits tax imposed upon Landlord, or (ii) any interest or penalties resulting solely from Landlord's failure to pay any Tax Expenses (excluding any failure on the part of Landlord to so timely make such payments due to Tenant's failure to timely make such payments to Landlord).

          6.3 PAYMENT OF EXPENSES: Landlord shall estimate Tenant's Share of the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Tenant to Landlord, as Additional Rent, on the first (1st) day of each month and throughout the remaining months of such calendar year. Thereafter, Landlord may reasonably estimate such expenses as of the beginning of each calendar year and Tenant shall pay one-twelfth (1/12th) of such estimated amount as Additional Rent hereunder on the first day of each month during such calendar year and for each ensuing calendar year throughout the Term of this Lease. Tenant's obligation to pay Tenant's Share of Operating Expenses and Tax Expenses shall survive the expiration or earlier termination of this Lease.

          6.4 ANNUAL RECONCILIATION: By June 30th of each calendar year, or as soon thereafter as reasonably possible, Landlord shall endeavor to furnish Tenant with an accounting prepared with reasonable detail of actual Operating Expenses and Tax Expenses. Within thirty (30) days of Landlord's delivery of such accounting, Tenant shall pay to Landlord the amount of any underpayment. Notwithstanding the foregoing, failure by Landlord to give such accounting by such date shall not constitute a waiver by Landlord of its right to collect any of Tenant's underpayment at any time. Landlord shall credit the amount of any overpayment by Tenant toward the next Base Rent falling due, or where the Term of the Lease has expired, refund the amount of overpayment to Tenant. If the Term of the Lease expires prior to the annual reconciliation of expenses Landlord shall have the right to reasonably estimate Tenant's Share of such expenses, and if Landlord determines that an underpayment is due, Tenant hereby agrees to pay to Landlord the amount of such underpayment within thirty (30) days after Landlord's delivery of a demand therefor. If Landlord reasonably determines that an overpayment has been made by Tenant, Landlord shall refund said overpayment to Tenant within thirty (30) days after Landlord has made such determination. Notwithstanding the foregoing, failure of Landlord to accurately estimate Tenant's Share of such expenses or to otherwise perform such reconciliation of expenses, including without limitation, Landlord's failure to make a written demand for any underpayment from Tenant, shall not constitute a waiver of Landlord's right to collect any of Tenant's underpayment at any time during the Term of the Lease during the one (1) year period following the last day of the period to which such underpayment relates or at any time during the one (1) year period following the expiration or earlier termination of this Lease.

          6.5 AUDIT: After delivery to Landlord of at least thirty (30) days prior written notice, Tenant, at its sole cost and expense, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (1) calendar year, during Landlord's reasonable business hours but not more frequently than once during any calendar year. Notwithstanding the foregoing, Tenant may only audit the books and records of Landlord with respect to the Premises and/or the Lease so long as Tenant fully complies with all of the following requirements: (i) any audit by Tenant shall be conducted by an accounting or audit firm or financial officer of Tenant; (ii) any audit shall be conducted in Landlord's offices during reasonable business hours, and after delivery to Landlord of at least thirty (30) days' prior written notice; (iii) Tenant may only audit the books and records for the previous one (1) year period in question and after the lapse of one (1) year from the date on which Landlord delivers to Tenant any accounting or statement regarding any rental payments to be made by Tenant under this Lease, Tenant shall not have any right or ability to audit Landlord's books and records with respect to such rental payments or charges; and (iv) if it is determined through such audit that the amount of the expenses actually paid by Tenant to Landlord for the period in question have not been overstated by an amount that is more than seven percent (7%) of the aggregate of such expenses, then Tenant shall immediately pay to Landlord, and reimburse Landlord for, the costs and expenses incurred by Landlord in connection with such audit, including without limitation, costs attributable to the time spent by Landlord's or Landlord's property management company's staff in connection with such audit, as such costs are reasonably determined by Landlord. Landlord and Tenant shall use their best efforts to cooperate in such negotiations and to promptly resolve any discrepancies between Landlord and Tenant in the accounting of such costs and expenses.


7. UTILITIES: Utility Expenses, Common Area Utility Costs and all other sums or charges set forth in this Section 7 are considered part of Additional Rent. Tenant shall pay the cost of all water, sewer use, sewer discharge fees and sewer connection fees, gas, heat, electricity, refuse pickup, janitorial service, telephone and other utilities billed or metered separately to the Premises and/or Tenant. Tenant shall also pay its share of any assessments or charges for utility or similar purposes included within any tax bill for the Lot on which the Premises are situated, including, without limitation, entitlement fees related to Tenant's particular use of the

Premises, allocation unit fees, and/or any similar fees or charges, and any penalties related thereto to the extent any such penalties result from Tenant's failure to so timely make such payments. For any such utility fees or use charges that are not billed or metered separately to Tenant, Tenant shall pay to Landlord, as Additional Rent, without prior notice or demand, on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease the amount which is attributable to Tenant's use of the utilities or similar services, as reasonably estimated and determined by Landlord based upon factors such as size of the Premises and intensity of use of such utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant's use of such utilities and similar services ("Utility Expenses"). In addition, Tenant shall pay to Landlord Tenant's Share, which is set forth on Page 1, as Additional Rent, without prior notice or demand, on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease, of any Common Area utility costs, fees, charges or expenses ("Common Area Utility Costs"). Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated amount of Tenant's Share of the Common Area Utility Costs in the same manner and time periods as specified in Section 6.3 above and any reconciliation thereof shall also be in the same manner as specified in Sections 6.3 and 6.4 above. The amount of Tenant's Share of Common Area Utility Costs shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Buildings and/or the Park due to any casualty or condemnation of any portion of the Premises. Tenant acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Notwithstanding any such rationing or restrictions on use of any such utility services, Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Landlord, Tenant, the Premises, the Buildings or the Park, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. Tenant further agrees to timely and faithfully pay, prior to delinquency, any amount, tax, charge, surcharge, assessment or imposition levied, assessed or imposed upon the Premises, or Tenant's use and occupancy thereof. Notwithstanding anything to the contrary contained herein, if due to incidents, events or occurrences other than those arising from Tenant's or Tenant's Representatives' negligent or intentional acts or omissions essential utility services for the conduct of Tenant's operations in the Premises are discontinued or interrupted for a consecutive period of one hundred eighty (180) days or more, then such discontinuance or interruption of essential utility services shall be considered to be a casualty and the provisions of Section 27 shall apply thereto.


8. LATE CHARGES: Any and all sums or charges set forth in this Section 8 are considered part of Additional Rent. Tenant acknowledges that late payment (the second day after Landlord's delivery of written notice that any sum has not been paid when due or any time thereafter) by Tenant to Landlord of Base Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses or other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of real property taxes on the Premises. Therefore, if any installment of Rent or any other sum due from Tenant is not received by Landlord within two (2) days after Landlord's delivery of written notice that such sum is otherwise due, Tenant shall promptly pay to Landlord all of the following, as applicable: (a) an additional sum equal to seven percent (7%) of such delinquent amount as a late charge for every month or portion thereof that such sums remain unpaid, and (b) the amount of fifty dollars ($50) relating to checks for which there are not sufficient funds; provided, however, the foregoing late charges shall only be required to be paid by Tenant if Tenant has been late in making such payments more than three (3) times during the Term of this Lease. If Tenant delivers to Landlord a check for which there are not sufficient funds, Landlord may, at its sole option, require Tenant to replace such check with a cashier's check for the amount of such check and all other charges payable hereunder. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge or other charges shall not constitute a waiver by Landlord of Tenant's default with respect to the delinquent amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. If a late charge or other charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, then Landlord, at Landlord's sole option, can either require the Rent be paid quarterly in advance, or be paid monthly in advance by cashier's check or by electronic funds transfer.


9.        USE OF PREMISES:

          9.1 COMPLIANCE WITH LAWS, RECORDED MATTERS, AND RULES AND REGULATIONS:
The Premises are to be used solely for the uses stated on Page 1 and for no other uses or purposes without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed so long as the proposed use (i) does not involve the use of Hazardous Materials other than as expressly permitted under the provisions of Section 29 below, (ii) does not require any additional parking in excess of the parking spaces already licensed to Tenant pursuant to the provisions of Section 24 of this Lease, and (iii) is compatible and consistent with the other uses then being made in the Park and in other similar type of buildings in the vicinity of the Park, as reasonably determined by Landlord. The use of the Premises by Tenant and its employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (collectively, "Tenant's Representatives") shall be subject to, and at all times in compliance with, (a) any and all applicable laws, ordinances, statutes, orders and regulations as same exist from time to time (collectively, the "Laws"), (b) any and all documents, matters or instruments, including without limitation, any declarations of covenants, conditions and restrictions, and any supplements thereto, each of which has been or hereafter is recorded in any official or public records with respect to the Premises, the Buildings, the Lot and/or the Park, or any portion thereof (collectively, the "Recorded Matters"), provided, if any of the Recorded Matters which are subsequently recorded after the Lease Date materially affect Tenant's rights and obligations under this Lease (excluding any liens related to any mortgage, deed of trust or similar type of security interest, and any easements, liens and other recorded matters required or imposed in connection with the development and construction of the Buildings and the other improvements to be made as part of the Park), then Landlord shall obtain Tenant's prior written consent to same, which consent shall not be unreasonably withheld or delayed, and (c) any and all rules and regulations set forth in Exhibit C, attached to and made a part of this Lease, and any other reasonable rules and regulations promulgated by Landlord now or hereafter enacted relating to parking and the operation of the Premises, the Buildings and the Park, provided same are enforced on a non-discriminatory basis (collectively, the "Rules and Regulations"). Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Premises are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises, and Tenant's use of the Premises and that same are in compliance with all applicable Laws throughout the Term of this Lease. Additionally, Tenant shall be solely responsible for the payment of all costs, fees and expenses associated with any modifications to the Premises, Buildings, the Common Areas and/or the Park occasioned by the enactment of, or changes to, any Laws arising from Tenant's particular use of, or alterations to, the Premises regardless of when such Laws become effective.

          9.2 PROHIBITION ON USE: Tenant shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way conflict with any of the requirements of the Board of Fire Underwriters or similar body now or hereafter constituted or in any way increase the existing rate of or affect any policy of fire or other insurance upon the Buildings or any of its contents, or cause a cancellation of any insurance policy. No auctions may be held or otherwise conducted in, on or about the Premises, the Buildings, the Lot or the Park without Landlord's written consent thereto, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord, other tenants or occupants of the Buildings, other buildings in the Park, or other persons or businesses in the area, or injure or annoy other tenants or use or allow the Premises to be used for any unlawful or objectionable purpose, as determined by Landlord, in its reasonable discretion, for the benefit, quiet enjoyment and use by Landlord and all other tenants or occupants of the Buildings or other buildings in the Park; nor shall Tenant cause, maintain or permit any private or public nuisance in, on or about the Premises, Buildings, Park and/or the Common Areas, including, but not limited to, any offensive odors, noises, fumes or vibrations. Tenant shall not damage or deface or otherwise commit or suffer to be committed any waste in, upon or about the Premises. Except as may be permitted under applicable Laws and as Landlord may otherwise approve in writing, Tenant shall not place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Premises for any period of time except in outside enclosures that are fully fenced and screened in compliance with all Recorded Matters and Laws, and which enclosures are designed for such purpose, and which have been approved by Landlord for such use. Other than seeing-eye dogs for the blind, Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises. Tenant shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Buildings or outside areas; nor place any harmful liquids in the drainage systems; nor dump or store waste materials, refuse or other such materials, or allow such to remain outside the Building area, except for any non-hazardous or non-harmful materials which may be stored in refuse dumpsters or in any enclosed trash areas provided. Tenant shall honor the terms of all Recorded Matters relating to the Premises, the Buildings, the Lot and/or the Park. Tenant shall honor the Rules and Regulations. If Tenant fails to comply with such Laws, Recorded Matters, Rules and Regulations or the provisions of this Lease, Landlord shall have the right to collect from Tenant Landlord's costs and expenses, if any, to cure any of such failures of Tenant, if Landlord, at its sole option, elects to undertake such cure.


10.       ALTERATIONS AND ADDITIONS; AND SURRENDER OF PREMISES:

          10.1 ALTERATIONS AND ADDITIONS: Tenant shall be permitted to make, at its sole cost and expense, non-structural alterations and additions to the Premises without obtaining Landlord's prior written consent provided the cost of same does not exceed $75,000 cumulatively in any twelve-month period (the "Permitted Improvements"). Tenant, however, shall first notify Landlord of such alterations or additions comprising the Permitted Improvements so that Landlord may post a Notice of Non-Responsibility on the Premises. Within ten (10) business days of Landlord's receipt of Tenant's written notice of any item comprising the Permitted Improvements, Landlord shall notify Tenant whether or not Landlord will require Tenant to remove such item(s) from the Premises upon the expiration or earlier termination of this Lease. Except for the Permitted Improvements, Tenant shall not install any signs, fixtures (excluding trade fixtures), improvements, nor make or permit any other alterations or additions to the Premises without the prior written consent of Landlord. If any such alteration or addition is expressly permitted by Landlord, including without limitation, the Permitted Improvements, Tenant shall deliver at least twenty
(20) days prior notice to Landlord, from the date Tenant intends to commence construction, sufficient to enable Landlord to post a Notice of Non-Responsibility. At the time that Landlord notifies Tenant of its approval or disapproval of any such request, Landlord shall advise Tenant in writing of those fixtures (excluding trade fixtures), improvements, alterations and additions which Landlord will require Tenant to remove upon the expiration or earlier termination of the Lease. In all events, Tenant shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Landlord. All alterations and additions shall be installed by a licensed contractor reasonably approved by Landlord (except with regard to any Permitted Improvements the licensed contractor employed by Tenant therefor shall not be subject to Landlord's prior approval), at Tenant's sole expense in compliance with all applicable Laws (including, but not limited to, the ADA as defined herein), Recorded Matters, and Rules and Regulations. Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. All alterations and additions performed by Tenant are subject to Tenant obtaining all necessary building permits and shall be performed in a first-class workmanlike manner by licensed and insured contractors. As a condition to Landlord's consent to the installation of any fixtures, additions or other improvements the cost of which exceeds $100,000 and solely in the event that there has been a material change in the financial condition of Tenant such that Tenant's net worth has fallen below $100,000,000.00, Landlord may require Tenant to post and obtain a completion and indemnity bond or a letter of credit in form reasonably acceptable to Landlord for up to one hundred ten percent (110%) of the cost of the work. With respect to the Tenant Improvements, except for any cafeteria and related items that are part of the Tenant Improvements for which Landlord will require Tenant, at its sole cost and expense, to demolish and/or remove from the Premises upon the expiration or earlier termination of this Lease, Landlord shall not require Tenant to demolish and/or remove any other items comprising the Tenant Improvements from the Premises upon the expiration or earlier termination of this Lease.

          10.2 SURRENDER OF PREMISES: Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises, together with the fixtures (other than trade fixtures), furnishings, additions and improvements which Landlord has not notified Tenant, in writing, that Landlord will require Tenant to remove (including without limitation, any items comprising the Tenant Improvements), to Landlord in good condition and repair subject to Tenant's compliance with its obligations under Sections 9, 29 and 37 hereof, including, but not limited to, replacing all light bulbs and ballasts not in good working condition, except for reasonable wear and tear, casualty damage and repairs which are Landlord's obligations pursuant to the provisions of Sections 11.2 and 11.3 below. Reasonable wear and tear shall not include any damage or deterioration to the floors of the Premises arising from the use of forklifts in, on or about the Premises (including, without limitation, any marks or stains of any portion of the floors), and any damage or deterioration that would have been prevented by proper maintenance by Tenant or Tenant otherwise performing all of its obligations under this Lease. Upon such termination of this Lease, Tenant shall remove any cafeteria and related items that are part of the Tenant Improvements, all tenant signage, trade fixtures, furniture, furnishings, equipment, personal property, additions, and such other improvements Landlord requests, in writing, at the time of Landlord's delivery of its consent to such installation, that Tenant remove some or all of such additions or improvements installed by, or on behalf of Tenant or situated in or about the Premises; provided, however, such requirement is reasonably based upon the nature and type of additions, improvements or alterations being substantially different than that improved or altered thereby. Tenant shall repair any damage caused by the installation or removal of any cafeteria and related items that are part of the Tenant Improvements, and such signs, trade fixtures, furniture, furnishings, fixtures (other than trade fixtures), equipment, personal property, additions and improvements which are to be removed from the Premises by Tenant hereunder. Tenant shall ensure that the removal of such items and the repair of the Premises will be completed prior to such termination of this Lease.


11.       REPAIRS AND MAINTENANCE:

          11.1 TENANT'S REPAIRS AND MAINTENANCE OBLIGATIONS: Except for those portions of the Buildings to be maintained by Landlord as provided in Sections
11.2 and 11.3 below, Tenant shall, at Tenant's sole cost and expense, keep and maintain the interior non-structural portions of the Premises and the adjacent dock and staging areas (including, without limitation, any portion of the Common Areas used by Tenant or Tenant's Representatives) in good, clean and safe condition and repair to the reasonable satisfaction of Landlord, reasonable wear and tear and casualty excepted, including, but not limited to, repairing any damage caused by Tenant or Tenant's Representatives and replacing any property so damaged by Tenant or Tenant's Representatives. Without limiting the generality of the foregoing, Tenant shall be solely responsible for maintaining, repairing and replacing (a) all mechanical systems, heating, ventilation and air conditioning systems serving the Premises, (b) all plumbing, electrical wiring and equipment serving the Premises, (c) all interior lighting (including, without limitation, light bulbs and/or ballasts) and exterior lighting serving the Premises or immediately adjacent to the Premises, (d) all interior glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closers, (e) all roll-up doors, ramps and dock equipment, including without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights, (f) all tenant signage, (g) lifts for disabled persons serving the Premises, (h) sprinkler systems, fire protection systems and security systems, (i) all partitions, fixtures, equipment, interior painting, and interior walls and floors of the Premises and every part thereof (including, without limitation, any demising walls contiguous to any portion of the Premises), and (j) all interior lobbies and any mezzanines.

          11.2 REIMBURSABLE REPAIRS AND MAINTENANCE OBLIGATIONS: Subject to the provisions of Sections 6 and 9 of this Lease and except for (i) the obligations of Tenant set forth in Section 11.1 above, (ii) the repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or Tenant's Representatives, and (iii) the obligations of Landlord set forth in Section 11.3 below, Landlord agrees, at Landlord's expense, subject to reimbursement pursuant to Section 6 above, to keep in good repair the Common Areas, plumbing and mechanical systems exterior to the Premises, the roof, roof membranes, exterior walls of the Buildings, signage (exclusive of tenant signage), and exterior electrical wiring and equipment, exterior lighting, exterior glass, exterior doors/entrances and door closers, exterior window casements, exterior painting of the Buildings

(exclusive of the Premises), and underground utility and sewer pipes outside the exterior walls of the Buildings. For purposes of this Section 11.2, the term "exterior" shall mean exterior to, and not serving the Premises. Unless otherwise notified by Landlord, in writing, that Landlord has elected to procure and maintain the following described contract(s), Tenant shall procure and maintain (a) the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s); such contract(s) to be on a quarterly basis, as reasonably determined by Landlord, and (b) the fire and sprinkler protection services and preventative maintenance and repair contract(s) (including, without limitation, monitoring services); such contract(s) to be on a quarterly basis. Landlord reserves the right, but without the obligation to do so, to procure and maintain, on similar terms with the foregoing requirements, (i) the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s), and/or (ii) the fire and sprinkler protection services and preventative maintenance and repair contract(s) (including, without limitation, monitoring services). If Landlord so elects to procure and maintain any such contract(s), Tenant will reimburse Landlord for the cost thereof in accordance with the provisions of Section 6 above. If Tenant procures and maintains any of such contract(s), Tenant will promptly deliver to Landlord a true and complete copy of each such contract and any and all renewals or extensions thereof, and each service report or other summary received by Tenant pursuant to or in connection with such contract(s).

          11.3 LANDLORD'S REPAIRS AND MAINTENANCE OBLIGATIONS: Except for repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or Tenant's Representatives, Landlord agrees, at Landlord's sole cost and expense, to (a) keep in good repair the structural portions of the floors, foundations and exterior perimeter walls of the Buildings (exclusive of glass and exterior doors), and (b) replace and repair the structural portions of the roof of the Buildings (excluding the roof membrane) as, and when, Landlord determines such replacement to be necessary in Landlord's reasonable discretion, all of the foregoing to be performed in such a manner as is substantially consistent with maintenance and repair of comparable buildings of similar type and nature of construction in the San Jose area.

          11.4 TENANT'S FAILURE TO PERFORM REPAIRS AND MAINTENANCE OBLIGATIONS:
Except for normal maintenance and repair of the items described above, Tenant shall have no right of access to or right to install any device on the roof of the Buildings nor make any penetrations of the roof of the Buildings without the express prior written consent of Landlord. If Tenant refuses or neglects to repair and maintain the Premises and the adjacent areas properly as required herein and to the reasonable satisfaction of Landlord, Landlord may, but without obligation to do so, at any time make such repairs and/or maintenance without Landlord having any liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or other property, or to Tenant's business by reason thereof, except to the extent any damage is caused by the willful misconduct or negligence of Landlord or its authorized agents and representatives. In the event Landlord makes such repairs and/or maintenance, upon completion thereof Tenant shall pay to Landlord, as additional rent, the Landlord's costs for making such repairs and/or maintenance, plus ten percent (10%) for overhead, upon presentation of a bill therefor. The obligations of Tenant hereunder shall survive the expiration of the Term of this Lease or the earlier termination thereof. Subject to the provisions of Section 41 hereof, Tenant hereby waives any right to repair at the expense of Landlord under any applicable Laws now or hereafter in effect respecting the Premises.


12.       INSURANCE:

          12.1 TYPES OF INSURANCE: Tenant shall maintain in full force and effect at all times during the Term of this Lease, at Tenant's sole cost and expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a carrier or carriers with an A.M. Best's rating (or similar publication) of A-:VIII or better which afford the following coverages: (i) worker's compensation: statutory limits; (ii) employer's liability, as required by law, with a minimum limit of $100,000 per employee and $500,000 per occurrence; (iii) commercial general liability insurance (occurrence form) providing coverage against claims for bodily injury and property damage occurring in, on or about the Premises arising out of Tenant's and Tenant's Representatives' use and/or occupancy of the Premises. Such insurance shall include coverage for blanket contractual liability, fire damage, premises, personal injury, completed operations, and products liability. Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence with at least a Three Million Dollar ($3,000,000) aggregate limit. If the aggregate limit is exhausted, then so long as Tenant satisfies the requirements of Section 12.5 below Tenant shall be deemed to have self-insured all of such risks. If the aggregate limit is exhausted but Tenant does not satisfy the requirements of Section 12.5 below, Tenant shall provide for restoration of the aggregate limit, as reasonably determined by Landlord; (iv) comprehensive automobile liability insurance: a combined single limit of not less than $2,000,000 per occurrence and insuring Tenant against liability for claims arising out of the ownership, maintenance, or use of any owned, hired or non-owned automobiles; (v) "all risk" or "special purpose" property insurance, including without limitation, sprinkler leakage, boiler and machinery comprehensive form, if applicable, covering damage to or loss of any personal property, trade fixtures, inventory, fixtures and equipment located in, on or about the Premises, and in addition, coverage for flood, and business interruption of Tenant, together with, if the property of Tenant's invitees is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to invitees and located in the Premises. Such insurance shall be written on a replacement cost basis (without deduction for depreciation) in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the items referred to in this subparagraph (v); and (vi) such other insurance as Landlord deems reasonably necessary and prudent or as may otherwise be required by any of Landlord's lenders.

          12.2 INSURANCE POLICIES: Insurance required to be maintained by Tenant shall be written by companies (i) licensed to do business in the State of California, (ii) domiciled in the United States of America, and (iii) having a "General Policyholders Rating" of at least A-:VIII as set forth in the most current issue of "A.M. Best's Rating Guides" or similar publication. Any deductible amounts under any of the insurance policies actually procured by Tenant and as required hereunder is not in substitution of the limits of insurance coverage which must be maintained by Tenant, rather such deductibles are Tenant's self-insured retention for which Tenant shall be wholly responsible. Tenant shall deliver to Landlord certificates of insurance together with a true and complete copy of any waiver of subrogation endorsement required herein for the insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. If at any time Tenant is in default of its obligations under this Lease beyond any applicable cure periods, Tenant will deliver to Landlord a copy of any other endorsements to the insurance policies obtained by Tenant upon Landlord's request therefor. Tenant shall, at least five (5) days prior to expiration of each policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to material reduction of coverage except after thirty (30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days' notice has been given to Landlord), as such certificates are reasonably acceptable to the insurers issuing such policies and as is customarily provided to landlords in the general vicinity of the Premises. Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy.

          12.3 ADDITIONAL INSUREDS AND COVERAGE: Landlord, any property management company and/or agent of Landlord for the Premises, the Buildings, the Lot or the Park, and any lender(s) of Landlord having a lien against the Premises, the Buildings, the Lot or the Park shall be named as additional insureds under all of the policies required in Section 12.1(iii) above, as each of such parties' interests may appear. Additionally, such policies shall provide for severability of interest. All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Landlord. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease. It is the parties' intention that the insurance to be procured and maintained by Tenant as required herein shall provide coverage for damage or injury arising from or related to Tenant's operations of its business and/or Tenant's or Tenant's Representatives' use of the Premises and/or any of the areas within the Park, whether such events occur within the Premises (as described in Exhibit A hereto) or in any other areas of the Park. It is not contemplated or anticipated by the parties that the aforementioned risks of loss be borne by Landlord's insurance carriers, rather it is contemplated and anticipated by Landlord and Tenant that such risks of loss be borne by Tenant's insurance carriers pursuant to the insurance policies procured and maintained by Tenant as required herein, except to the extent of Landlord's or its authorized representatives' negligence or willful misconduct.

          12.4 FAILURE OF TENANT TO PURCHASE AND MAINTAIN INSURANCE: Subject to Tenant's ability to self-insure such risks in accordance with the provisions of
Section 12.5 below, in the event Tenant does not purchase the insurance required in this Lease or keep the same in full force and effect throughout the Term of this Lease (including any renewals or extensions), Landlord may, but without obligation to do so, purchase the necessary insurance and pay the premiums therefor. If Landlord so elects to purchase such insurance, Tenant shall promptly pay to Landlord as Additional Rent, the amount so paid by Landlord, upon Landlord's demand therefor. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all damages which Landlord may sustain by reason of Tenant's failure to so obtain and maintain such insurance. If Tenant fails to maintain any insurance required in this Lease or otherwise fails to comply with the provisions of Section 12.5 below regarding Tenant's ability to self-insure such risks, Tenant shall be liable for all losses, damages and costs resulting from such failure.

          12.5 TENANT'S RIGHT TO SELF-INSURE: Notwithstanding anything to the contrary contained herein, only with respect to the Tenant named herein as of the Lease Date and provided that said Tenant has and maintains a net worth in excess of One Hundred Million Dollars ($100,000,000.00), such originally named Tenant may self-insure the risks contemplated in this Section 12 to the extent that such self-insurance is permitted by all applicable Laws and provided further that Tenant shall be fully and completely responsible and liable, at its sole cost and expense, (1) to fully repair, restore, and replace any and all items described above which may be damaged due to such risks contemplated herein, (2) for all injuries to persons or property for which such risks would otherwise have been insured against under any of the policies described above,
(3) for any losses experienced by Tenant or in Tenant's business which would have otherwise been covered by business interruption insurance, and (4) for any and all claims, damages, losses and other liabilities incurred by, or made against, Tenant, Landlord, Landlord's property management company and/or lenders arising from Tenant's election to self-insure the risks contemplated in this
Section 12.5, including without limitation, any and all costs of defense, litigation or other similar proceeding. If the Tenant named herein as of the Lease Date does so elect to self-insure such risks, then in lieu of delivering to Landlord a certificate of insurance, Tenant shall deliver to Landlord (annually) a letter certified by an authorized officer of its company that such risks are being self-insured and that Tenant has complied with the financial criteria set forth herein, and such letter shall also contain such other information as Landlord's lender(s) may reasonably require (the "Self-Insurance Certificate").


13. WAIVER OF SUBROGATION: Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties' property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Tenant pursuant to Section 12 of this Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance. The provisions of this Section 13 shall not apply in those instances in which such waiver of subrogation would invalidate such insurance coverage or would cause either party's insurance coverage to be voided or otherwise uncollectible.


14. LIMITATION OF LIABILITY AND INDEMNITY: Except to the extent of damage resulting from the negligence or willful misconduct of Landlord or its authorized representatives, Tenant agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lender(s), members, partners, employees, representatives, legal representatives, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, (i) Tenant's or Tenant's Representatives' use of the Premises, Buildings and/or the Park, (ii) the failure by Tenant to perform its obligations under this Lease or any breach on the part of Tenant of any of the provisions of this Lease, or (iii) the conduct of Tenant's business, or from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, including, but not limited to, any liability for injury to person or property of Tenant, Tenant's Representatives, or third party persons. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

          Except to the extent of damage resulting from the negligence or willful misconduct of Landlord or its authorized representatives, Landlord shall not be liable to Tenant for any loss or damage to Tenant or Tenant's property, for any injury to or loss of Tenant's business or for any damage or injury to any person from any cause whatsoever, including, but not limited to, any acts, errors or omissions by or on behalf of any other tenants or occupants of the Buildings and/or the Park. Tenant shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Landlord may be liable hereunder. Landlord and its authorized representatives shall not be liable for any interference with light or air, or, subject to the provisions of Section 5 above, for any latent defect in the Premises or the Buildings. To the fullest extent permitted by law and except to the extent of damage resulting from the negligence or willful misconduct of Landlord or its authorized representatives, Tenant agrees that neither Landlord nor any of Landlord's lender(s), members, partners, employees, representatives, legal representatives, successors and assigns shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person(s) whomsoever who may at any time be using, occupying or visiting the Premises, the Buildings or the Park.

          Except to the extent of damage resulting from the negligence or willful misconduct of Tenant or any of Tenant's Representatives, Landlord agrees to protect, defend (with counsel acceptable to Tenant) and hold Tenant and Tenant's employees and representatives (collectively, the "Tenant Indemnitees") harmless and indemnify the Tenant Indemnitees from and against all liabilities, damages, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) resulting from Landlord's or its authorized agents' negligence or willful misconduct. Landlord agrees that the obligations of Landlord herein shall survive the expiration or earlier termination of this Lease.


15.       ASSIGNMENT AND SUBLEASING:

          15.1 PROHIBITION: Except as expressly set forth herein with respect to a Related Entity, Tenant shall not assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease (collectively, "assignment"), in whole or in part, whether voluntarily or involuntarily or by operation of law, nor sublet or permit occupancy by any person other than Tenant of all or any portion of the Premises without first obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant hereby agrees that Landlord may withhold its consent to any proposed sublease or assignment if the proposed sublessee or assignee or its business is subject to compliance with additional requirements of the ADA (defined below) beyond those requirements which are applicable to Tenant, unless the proposed sublessee or assignee shall (a) first deliver plans and specifications for complying with such additional requirements and obtain Landlord's written consent thereto, which consent shall not be unreasonably withheld, and (b) comply with all Landlord's conditions for or contained in such consent, including without limitation, requirements for security to assure the lien-free completion of such improvements. If Tenant seeks to sublet or assign all or any portion of the Premises, Tenant shall deliver to Landlord at least thirty (30) days prior to the proposed commencement of the sublease or assignment (the "Proposed Effective Date") the following: (i) the name of the proposed assignee or sublessee; (ii) such information as to such assignee's or sublessee's financial responsibility and standing as Landlord may reasonably require; and (iii) the aforementioned plans and specifications, if any. Within ten (10) days after Landlord's receipt of a written request from Tenant that Tenant seeks to sublet or assign all or any portion of the Premises, Landlord shall deliver to Tenant a copy of Landlord's standard form of sublease or assignment agreement (as applicable), which instrument shall be utilized for each proposed sublease or assignment (as applicable), and such instrument shall include a provision whereby the assignee or sublessee assumes all of Tenant's obligations hereunder, but with respect to a sublease only, to the extent applicable to the subleased portion of the Premises, and agrees to be bound by the terms hereof. As Additional Rent hereunder, Tenant shall pay to Landlord a fee in the amount of five hundred dollars ($500) plus Tenant shall reimburse Landlord for actual legal and other expenses incurred by Landlord in connection with any actual or proposed assignment or subletting. Notwithstanding anything to the contrary contained herein, if (I) the Term of the First Lease has expired or the First Lease has been earlier terminated for any reason whatsoever, in whole or in part, and (II) Tenant proposes to sublease or assign this Lease to a party other than a Related Entity, then for the time period during which there is any vacancy in Building A and/or Building B (as referred to in the First Lease) Landlord shall have the right, to be exercised by giving written notice to Tenant, to either (1) recapture the space described in the proposed sublease or assignment, or (2) consent to such proposed sublease or assignment, in which event Tenant shall pay Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder, fifty percent (50%) of the excess of each such payment of rent or other consideration in excess of the Rent called for hereunder, after deduction of the actual brokerage commission (if any) paid by Tenant in connection with such proposed sublease or assignment, where the rent or other consideration provided for in the proposed sublease or assignment either initially or over the term of the sublease or assignment exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease. If such recapture notice is given, it shall serve to terminate this Lease with respect to the proposed sublease or assignment space, or, if the proposed sublease or assignment space covers all the Premises, it shall serve to terminate the entire term of this Lease in either case, as of the Proposed Effective Date, with respect to such space. However, no termination of this Lease with respect to part or all of the Premises shall become effective without the prior written consent, where necessary, of the holder of each deed of trust encumbering the Premises or any part thereof. If this Lease is terminated pursuant to the foregoing with respect to less than the entire Premises, the Rent shall be adjusted on the basis of the proportion of square feet retained by Tenant to the square feet originally demised and this Lease as so amended shall continue thereafter in full force and effect. Each permitted assignee or sublessee, including without limitation, a Related Entity, shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Tenant for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed or complied with, for the term of this Lease. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease. Tenant hereby acknowledges and agrees that it understands that Landlord's accounting department may process and accept Rent payments without verifying that such payments are being made by Tenant, a permitted sublessee or a permitted assignee in accordance with the provisions of this Lease. Although such payments may be processed and accepted by such accounting department personnel, any and all actions or omissions by the personnel of Landlord's accounting department shall not be considered as acceptance by Landlord of any proposed assignee or sublessee nor shall such actions or omissions be deemed to be a substitute for the requirement that Tenant obtain Landlord's prior written consent to any such subletting or assignment, and any such actions or omissions by the personnel of Landlord's accounting department shall not be considered as a voluntary relinquishment by Landlord of any of its rights hereunder nor shall any voluntary relinquishment of such rights be inferred therefrom. For purposes hereof, and except with respect to a Related Entity, in the event Tenant is a corporation, partnership, joint venture, trust or other entity other than a natural person, any change in the direct or indirect ownership of Tenant (whether pursuant to one or more transfers other than publicly traded stock which does not confer upon any party or parties control over Tenant) which results in a change of more than fifty percent (50%) in the direct or indirect ownership of Tenant shall be deemed to be an assignment within the meaning of this Section 15 and shall be subject to all the provisions hereof. Except for a permissible assignment to a Related Entity, any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable by Tenant unless expressly authorized in writing by Landlord, at Landlord's reasonable discretion. Notwithstanding anything to the contrary contained herein, so long as Tenant delivers to Landlord (x) at least fifteen (15) business days prior written notice of its intention to assign or sublease the Premises to any Related Entity, which notice shall set forth the name of the Related Entity, (y) a copy of the proposed agreement pursuant to which such assignment or sublease shall be effectuated, and (z) such other information concerning the Related Entity as Landlord may reasonably require, including without limitation, information regarding any change in the proposed use of any portion of the Premises and any financial information with respect to such Related Entity, and so long as Landlord approves, in writing, of any change in the proposed use of the subject portion of the Premises, then Tenant may assign this Lease or sublease any portion of the Premises (X) to any Related Entity, or (Y) in connection with any merger, consolidation or sale of substantially all of the assets of Tenant, without having to obtain the prior written consent of Landlord thereto. For purposes of this Lease the term "Related Entity" shall mean and refer to any corporation or entity which controls, is controlled by or is under common control with Tenant, as all of such terms are customarily used in the industry, and with an equal or greater net worth as Tenant has as of the proposed transfer date.

          15.2 EXCESS SUBLEASE RENTAL OR ASSIGNMENT CONSIDERATION:
Notwithstanding anything to the contrary contained herein, the provisions of this Section 15.2 are subject to the provisions of Section 15.1 above and in the event of any conflict between such provisions, the terms and provisions of
Section 15.1 hereof shall control and prevail. During the initial term of this Lease only, in the event of any sublease or assignment of all or any portion of the Premises to a party other than a Related Entity, which sublease or assignment only relates to the initial term of this Lease and is expressly approved by Landlord, and where the rent or other consideration provided for in the sublease or assignment either initially or over the term of the sublease or assignment exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease, Tenant shall pay the Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder, fifty percent (50%) of the excess of each such payment of rent or other consideration in excess of the Rent called for hereunder, after deduction of the actual brokerage commission (if any) paid by Tenant in connection with such proposed sublease or assignment. During any renewal or option terms of this Lease, in the event of any sublease or assignment of all or any portion of the Premises to a party other than a Related Entity, which sublease or assignment relates to such renewal or option term of this Lease and is expressly approved by Landlord, and where the rent or other consideration provided for in the sublease or assignment either initially or over the term of the sublease or assignment exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease, Tenant shall pay the Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder, fifty percent (50%) of the excess of each such payment of rent or other consideration in excess of the Rent called for hereunder, after deduction of the actual brokerage commission (if any) paid by Tenant in connection with such proposed sublease or assignment.

          15.3 WAIVER: Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Landlord to any assignee or sublessee, or failure by Landlord to take action against any assignee or sublessee, Tenant agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.


16. AD VALOREM TAXES: Prior to delinquency, Tenant shall pay all taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and personal property located and/or installed on or in the Premises by, or on behalf of, Tenant; and if requested by Landlord, Tenant shall promptly deliver to Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord.


17. SUBORDINATION: Landlord hereby represents to Tenant that as of the Lease Date there does not exist a lien of a mortgage or deed of trust on all or any portion of the Premises. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any bona fide mortgagee or deed of trust beneficiary with a lien on all or any portion of the Premises or any ground lessor with respect to the land of which the Premises are a part, the rights of Tenant under this Lease and this Lease shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Buildings or the land upon which the Buildings are situated or both provided such ground lease includes a provision that Tenant's use, occupancy or quiet enjoyment of the Premises will not be disturbed so long as Tenant is not in default of the terms and provisions of this Lease, and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Buildings, the Lot, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord or any such ground lessor, mortgagee, or any beneficiary shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination and upon the request of such successor to Landlord, attorn to and become the Tenant of the successor in interest to Landlord, provided such successor in interest will not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of the terms and provisions of this Lease. The successor in interest to Landlord following foreclosure, sale or deed in lieu thereof shall not be (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) subject to any offsets or defenses which Tenant might have against any prior lessor; or (c) bound by prepayment of more than one
(1) month's Rent. Tenant covenants and agrees to execute (and acknowledge if required by Landlord, any lender or ground lessor) and deliver, within ten (10) business days of a demand or request by Landlord and in the form requested by Landlord, ground lessor, mortgagee or beneficiary, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant's failure to timely execute and deliver such additional documents shall, at Landlord's option, constitute a material default hereunder. Tenant's agreement to subordinate this Lease to any future ground or underlying lease or any future deed of trust or mortgage pursuant to the foregoing provisions of the
Section 17 is conditioned upon Landlord delivering to Tenant from the lessor under such future ground or underlying lease or the holder of any such mortgage or deed of trust, a non-disturbance agreement agreeing, among other things, that Tenant's right to possession of the Premises pursuant to the terms and conditions of this Lease shall not be disturbed provided Tenant is not in default under this Lease beyond the applicable notice and cure periods hereunder.


18. RIGHT OF ENTRY: Tenant grants Landlord or its agents the right to enter the Premises at all reasonable times, upon 24 hours advance notice to Tenant, for purposes of inspection, exhibition, posting of notices, repair or alteration. At Landlord's option, Landlord shall at all times have and retain a key with which to unlock all the doors not conspicuously designated as restricted access areas for security reasons in, upon and about the Premises, excluding Tenant's vaults and safes. It is further agreed that Landlord shall have the right to use any and all means Landlord deems necessary to enter the Premises in an emergency. Landlord shall also have the right to place "for sale" signs in the Common Areas at any time during the Term of this Lease. Landlord shall also have the right to place "for rent" or "for lease" signs (which signage shall include a phrase to the effect that Tenant is moving to larger quarters) on the outside of the Premises and/or in the Common Areas at any time during the last nine (9) months of the Term or the earlier termination thereof. Tenant hereby waives any claim from damages or for any injury or inconvenience to or interference with Tenant's business, or any other loss occasioned thereby except for any claim for any of the foregoing arising out of the negligence or willful misconduct of Landlord or its authorized representatives.

19. ESTOPPEL CERTIFICATE: Tenant shall execute (and acknowledge if required by any lender or ground lessor) and deliver to Landlord, within not less than ten
(10) business days after Landlord provides such to Tenant, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults as are claimed, and such other matters as Landlord may reasonably require. Any such statement may be conclusively relied upon by Landlord and any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon the Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance; and (c) not more than one month's Rent has been paid in advance, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three month's Rent has been paid in advance. Failure by Tenant to so deliver such certified estoppel certificate shall be a material default of the provisions of this Lease. Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, resulting from any failure of Tenant to execute or deliver to Landlord any such certified estoppel certificate.


20. TENANT'S DEFAULT: The occurrence of any one or more of the following events shall, at Landlord's option, constitute a material default by Tenant of this
Lease:

          20.1 The abandonment of the Premises by Tenant or the vacation of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

          20.2 The failure by Tenant to make any payment of Rent, Additional Rent or any other payment required hereunder within three (3) days of Landlord's delivery of written notice that said payment is due. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

          20.3 The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any payment of Rent and/or Additional Rent) and such failure is not cured within
(i) thirty (30) days of the date on which Landlord delivers written notice of such failure to Tenant, complying with the notice requirements of Section 31.10 hereof, for all failures other than with respect to Hazardous Materials, and
(ii) ten (10) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures in any way related to Hazardous Materials. However, Tenant shall not be in default of its obligations hereunder if such failure cannot reasonably be cured within such thirty (30) or ten (10) day period, as applicable, and Tenant promptly commences, and thereafter diligently proceeds with same to completion, all actions necessary to cure such failure as soon as is reasonably possible, but in no event shall the completion of such cure be later than sixty (60) days after the date on which Landlord delivers to Tenant written notice of such failure, unless Landlord, acting reasonably and in good faith, otherwise expressly agrees in writing to a longer period of time based upon the circumstances relating to such failure as well as the nature of the failure and the nature of the actions necessary to cure such failure;

          20.4 The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation, or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold, Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets, Tenant taking any action toward the dissolution or winding up of Tenant's affairs, the cessation or suspension of Tenant's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold;

          20.5 Tenant's use or storage of Hazardous Materials in, on or about the Premises, the Buildings, the Lot and/or the Park other than as expressly permitted by the provisions of Section 29 below;

          20.6 The intentional making of any material misrepresentation or omission by Tenant in any materials delivered by or on behalf of Tenant to Landlord pursuant to this Lease; or

          20.7 A material default by Tenant of any of the terms, provisions or conditions of that certain Lease Agreement, of even date herewith, by and between Landlord and Tenant for the leasing by Tenant of those two (2) certain buildings situated within the Park and referred to as Buildings A and B (the "First Lease").


21.       REMEDIES FOR TENANT'S DEFAULT:

          21.1 LANDLORD'S RIGHTS: In the event of Tenant's material default or breach of the Lease, Landlord may, after expiration of any applicable cure period, terminate Tenant's right to possession of the Premises by any lawful means in which case upon delivery of written notice by Landlord this Lease shall terminate on the date specified by Landlord in such notice and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, the Landlord shall have the immediate right of re-entry whether or not this Lease is terminated, and if this right of re-entry is exercised following abandonment of the Premises by Tenant, Landlord may consider any personal property belonging to Tenant and left on the Premises to also have been abandoned. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 21 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord relets the Premises or any portion thereof, (i) Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning, redecorating, and further improving the Premises and other similar costs (collectively, the "Reletting Costs"), and (ii) the rent received by Landlord from such reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord other than Base Rent, Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses; second, all costs including maintenance, incurred by Landlord in reletting; and, third, Base Rent, Operating Expenses, Tax Expenses, Common Area Utility Costs, Utility Expenses, and all other sums due under this Lease. Any and all of the Reletting Costs shall be fully chargeable to Tenant and shall not be prorated or otherwise amortized in relation to any new lease for the Premises or any portion thereof. After deducting the payments referred to above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure.

          21.2 DAMAGES RECOVERABLE: If Tenant breaches this Lease and abandons the Premises before the end of the Term, or if Tenant's right to possession is terminated by Landlord because of a breach or default of the Lease, then in either such case, Landlord may recover from Tenant all damages suffered by Landlord as a result of Tenant's failure to perform its obligations hereunder, including, but not limited to, the unamortized portion of any broker's or leasing agent's commission incurred with respect to the leasing of the Premises to Tenant for the balance of the Term of the Lease remaining after the date on which Tenant is in default of its obligations hereunder to the extent such sums are not already included as part of the calculation of damages, and all Reletting Costs, and the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil
Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease Term exceeds the amount of such loss of Rent for the same period which Tenant proves could be reasonably avoided by Landlord and in such case, Landlord prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant's failure to perform its obligations hereunder; provided, however, that even though Tenant has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Landlord does not terminate Tenant's right of possession, and until such termination, Landlord shall have the remedy described in Section 1951.4 of the California Civil Code (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Tenant as it becomes due hereunder. The "worth at the time of the award" within the meaning of Subparagraphs (a)(1) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

          21.3 RIGHTS AND REMEDIES CUMULATIVE: The foregoing rights and remedies of Landlord are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditor's rights generally.

          21.4 WAIVER OF A DEFAULT: The waiver by Landlord of any material default or breach of any provision of this Lease shall not be deemed or construed a waiver of any other material breach or default by Tenant hereunder or of any subsequent material breach or default of this Lease, except for the default specified in the waiver.


22. HOLDING OVER: If Tenant holds possession of the Premises after the expiration of the Term of this Lease with Landlord's consent, Tenant shall become a tenant from month-to-month upon the terms and provisions of this Lease, provided the monthly Base Rent during such hold over period shall be 125% of the Base Rent due on the last month of the Lease Term, payable in advance on or before the first day of each month. Acceptance by Landlord of the monthly Base Rent without the additional twenty-five percent (25%) increase of Base Rent shall not be deemed or construed as a waiver by Landlord of any of its rights to collect the increased amount of the Base Rent as provided herein at any time. Such month-to-month tenancy shall not constitute a renewal or extension for any further term. All options, if any, granted under the terms of this Lease shall be deemed automatically terminated and be of no force or effect during said month-to-month tenancy. Tenant shall continue in possession until such tenancy shall be terminated by either Landlord or Tenant giving written notice of termination to the other party at least thirty (30) days prior to the effective date of termination.

This paragraph shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Base Rent by Landlord following expiration or termination of this Lease shall not constitute a renewal of this Lease. If Tenant provides Landlord with at least twelve (12) months advance written notice of Tenant's intention to hold over and the anticipated hold over period of time, Landlord shall not be entitled to any consequential damages arising from such hold over for the hold over period specified in such written notice; provided, however, the foregoing shall not be considered as Landlord's waiver of the requirement for Tenant to pay such additional twenty-five percent (25%) increase of Base Rent during such holdover period as contemplated above.


23. LANDLORD'S DEFAULT: Landlord shall not be deemed in breach or default of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord hereunder. For purposes of this provision, a reasonable time shall not be less than thirty (30) days after receipt by Landlord of written notice specifying the nature of the obligation Landlord has not performed (except for any items of repair or maintenance for which a prompter response would be reasonably necessary or appropriate given the then existing circumstances); provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in breach or default of this Lease if performance of such obligation is commenced within such thirty (30) day period and thereafter diligently pursued to completion.


24. PARKING: Tenant shall have a license to use the number of undesignated and nonexclusive parking spaces set forth on Page 1. Landlord shall exercise reasonable efforts to insure that such spaces are available to Tenant for its use, but Landlord shall not be required to enforce Tenant's right to use the same. Tenant shall have the exclusive right to use up to ten (10) parking spaces, in locations designated by Landlord, in close proximity to the entrance of each of the Buildings for Tenant's exclusive use for visitor parking; provided, Tenant shall be solely responsible for the payment of all costs associated with such striping and designation and Tenant's General Contractor shall perform the work associated therewith as part of the Tenant Improvements.


25. SALE OF PREMISES: In the event of any sale of the Premises by Landlord or the cessation otherwise of Landlord's interest therein, Landlord shall be and is hereby entirely released from any and all of its obligations to perform or further perform under this Lease and from all liability hereunder accruing or arising from and after the date of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease except for those obligations of Landlord which have accrued prior to the date of such transfer. For purposes of this Section 25, the term "Landlord" means only the owner and/or agent of the owner as such parties exist as of the date on which Tenant executes this Lease. A ground lease or similar long term lease by Landlord of the entire Buildings, of which the Premises are a part, shall be deemed a sale within the meaning of this Section 25. Tenant agrees to attorn to such new owner provided such new owner does not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of any of the provisions of this Lease.


26. WAIVER: No delay or omission in the exercise of any right or remedy of Landlord on any default by Tenant shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after breach by Tenant of any covenant or term of this Lease shall not be deemed a waiver of such breach, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of the Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof.


27. CASUALTY DAMAGE: If either of the Buildings or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case either of the Buildings shall be so damaged by fire or other casualty that fifty percent (50%) or more of the affected Building(s) requires substantial alteration or reconstruction, in Landlord's reasonable opinion, Landlord may, at its option, terminate this Lease with respect only to the affected Building by notifying Tenant in writing of such termination within ninety (90) days after the date of such damage, in which event the Rent shall be abated as of the date of such damage but only to the extent Tenant is not able to conduct its operations in the affected Building(s). If either of the Buildings or any part thereof shall be damaged by fire or other casualty such that the reparation of such damage or casualty shall require more than one hundred eighty (180) days to complete (subject to extension for Force Majeure Delays or Tenant Delays), then either Tenant or Landlord may terminate this Lease with respect only to the affected Building by notifying the other party of such election to terminate this Lease within thirty (30) days after the date on which it is determined by Landlord of the length of time necessary to substantially complete such repairs, in which event the Rent shall be abated as of the date of such damage but only to the extent Tenant is not able to conduct its operations in the affected Building(s). If neither party exercises their rights to so elect to terminate this Lease with respect only to the affected Building in accordance with the aforesaid provisions, and provided insurance proceeds are available to fully repair the damage (excluding any deductible), Landlord shall within ninety (90) days after the date of such damage commence to repair and restore the affected Building(s) and shall proceed with reasonable diligence to restore the affected Building(s) (except that Landlord shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty; provided, Landlord shall not be required to rebuild, repair, or replace any part of Tenant's furniture, furnishings or fixtures and equipment removable by Tenant or any improvements, alterations or additions installed by or for the benefit of Tenant under the provisions of this Lease. Landlord shall not in any event be required to spend for such work an amount in excess of the insurance proceeds (excluding any deductible) actually received by Landlord as a result of the fire or other casualty. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by the Tenant or loss of Tenant's personal property resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the affected Building(s) is unfit for occupancy. Notwithstanding anything to the contrary contained herein, if either of the Buildings or any other portion thereof be damaged by fire or other casualty resulting from the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, (i) the Rent shall not be diminished during the repair of such damage, (ii) Tenant shall not have any right to terminate this Lease with respect only to the affected Building due to the occurrence of such casualty or damage, and (iii) Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of all or any portion of the affected Building(s) caused thereby (including, without limitation, any deductible) to the extent such cost and expense is not covered by insurance proceeds. In the event the holder of any indebtedness secured by the affected Building(s) requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease with respect only to the affected Building by delivering written notice of termination to Tenant within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations shall cease and terminate hereunder with respect only to the affected Building except for those obligations expressly intended to survive any such termination of this Lease. Any notices required to be delivered pursuant to the provisions of this Section 27 shall be in compliance with the notice requirements of
Section 31.10 of this Lease. Except as otherwise provided in this Section 27, Tenant hereby waives the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code.


28. CONDEMNATION: If twenty-five percent (25%) or more of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), then Tenant or Landlord may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Tenant shall not because of such condemnation assert any claim against Landlord or the condemning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of interest or other interest of Tenant; provided, however, the foregoing provisions shall not preclude Tenant, at Tenant's sole cost and expense, from obtaining any separate award to Tenant for loss of or damage to Tenant's trade fixtures and removable personal property or for damages for cessation or interruption of Tenant's business provided such award is separate from Landlord's award and provided further such separate award does not diminish nor impair the award otherwise payable to Landlord. In addition to the foregoing, Tenant shall be entitled to seek compensation for the relocation costs recoverable by Tenant pursuant to the provisions of California Government Code
Section 7262. If a substantial portion of the Premises, Buildings or the Lot is so Condemned, Landlord or Tenant may terminate this Lease. If neither party elects to terminate this Lease, Landlord shall, if necessary, promptly proceed to restore the Premises or the Buildings to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, as reasonably determined by Landlord, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemnation and restoration. Landlord shall not be required to spend funds for restoration in excess of the amount received by Landlord as compensation awarded.


29.       ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS:

          29.1 HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE: Prior to executing this Lease, Tenant has completed, executed and delivered to Landlord Tenant's initial Hazardous Materials Disclosure Certificate (the "Initial HazMat Certificate"), a copy of which is attached hereto as Exhibit G and incorporated herein by this reference. Tenant covenants, represents and warrants to Landlord that the information on the Initial HazMat Certificate is true and correct, to the best of Tenant's knowledge, and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Commencing with the date which is one year from the Commencement Date and continuing every year thereafter, Tenant shall complete, execute, and deliver to Landlord, a Hazardous Materials Disclosure Certificate ("the "HazMat Certificate") describing Tenant's present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord. The HazMat Certificate required hereunder shall be in substantially the form as that which is attached hereto as Exhibit E. Landlord hereby acknowledges and agrees that as of the date on which both parties execute and deliver this Lease, Landlord has approved the Initial HazMat Certificate; however, any such approval by Landlord shall not be construed to relieve Tenant from its obligations and/or any liabilities under the provisions of this Section 29.

          29.2 DEFINITION OF HAZARDOUS MATERIALS: As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos containing material, in any form, whether friable or non-friable;
(d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law (defined below); or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Premises, the Buildings, the Lot, the Park or any surrounding property; or poses or threatens to pose a hazard to the health and safety of persons on the Premises or any surrounding property.

          29.3 PROHIBITION; ENVIRONMENTAL LAWS: Except for and to the extent of the type and quantities of Hazardous Materials specified in the Initial HazMat Certificate, Tenant shall not be entitled to use nor store any Hazardous Materials on, in, or about the Premises, the Buildings, the Lot and the Park, or any portion of the foregoing, without, in each instance, obtaining Landlord's prior written consent thereto. If Landlord consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent disclosed in the HazMat Certificate and as expressly approved by Landlord in writing, provided that such usage and storage is only to the extent of the quantities of Hazardous Materials as specified in the then applicable HazMat Certificate as expressly approved by Landlord and provided further that such usage and storage is in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the "Environmental Laws"). Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's reasonable discretion. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Landlord shall have the right at all times during the Term of this Lease, upon reasonable advance notice to Tenant, to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 29, and (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about the Premises, the Common Areas and/or the parking lots. The cost of all such inspections, tests and investigations shall be borne solely by Tenant, if Landlord reasonably determines that Tenant or any of Tenant's Representatives are directly or indirectly responsible in any manner for any contamination revealed by such inspections, tests and investigations. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant's Representatives with respect to Hazardous Materials, including without limitation, Tenant's operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant's use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

          29.4 TENANT'S ENVIRONMENTAL OBLIGATIONS: Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials by Tenant, Tenant's Representatives or by any other party in the event Tenant or Tenant's Representatives has actual knowledge thereof, on, under or about the Premises, or in any Common Areas or parking lots. Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant's Representatives such that the affected portions of the Park and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on the Premises, the Buildings, the Lot or the Park, or any portion of any of the foregoing. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all reasonable costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises, the Buildings, the Lot and the Park after the satisfactory completion of such work.

          29.5 ENVIRONMENTAL INDEMNITY: In addition to Tenant's obligations as set forth hereinabove but subject to the provisions of Section 29.7 below, Tenant agrees to, and shall, protect, indemnify, defend (with counsel reasonably acceptable to Landlord) and hold Landlord and Landlord's lenders, members, partners, property management company (if other than Landlord), agents, directors, officers, employees, representatives, contractors, shareholders, successors and assigns and each of their respective partners, directors, employees, representatives, agents, contractors, shareholders, successors and assigns harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses (including, without limitation, diminution in value of the Premises, the Buildings, the Lot, the Park, or any portion of any of the foregoing, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord's marketing of any space within the Buildings and/or Park), suits, administrative proceedings and costs (including, but not limited to, reasonable attorneys' and consultant fees and court costs) arising at any time during or after the Term of this Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about the Premises, or in any Common Areas or parking lots as a result (directly or indirectly) of the intentional or negligent acts or omissions of Tenant or Tenant's Representatives. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Premises, the Buildings, the Lot and the Park, nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant from its obligations of indemnification pursuant hereto. Tenant shall not be relieved of its indemnification obligations under the provisions of this Section 29.5 as a result of Landlord's status as either an "owner" or "operator" under any Environmental Laws.

          29.6 SURVIVAL: Tenant's obligations and liabilities pursuant to the provisions of this Section 29 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord that the condition of all or any portion of the Premises, the Buildings, the Lot and/or the Park is not in compliance with the provisions of this Lease with respect to Hazardous Materials, including without limitation all Environmental Laws at the expiration or earlier termination of this Lease, then at Landlord's sole option, Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials except for reasonable wear and tear, including without limitation, the conduct or performance of any closures as required by any Environmental Laws. For purposes hereof, the term "reasonable wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Premises, the Buildings, the Lot and/or the Park in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section 22 of this Lease.

          29.7 EXCULPATION OF TENANT: Tenant shall not be liable to Landlord for nor otherwise obligated to Landlord under any provision of the Lease with respect to the following: (i) any claim, remediation, obligation, investigation, obligation, liability, cause of action, attorney's fees, consultants' cost, expense or damage resulting from any Hazardous Materials present in, on or about the Premises or the Buildings to the extent not caused nor otherwise permitted, directly or indirectly, by Tenant or Tenant's Representatives; or (ii) the removal, investigation, monitoring or remediation of any Hazardous Material present in, on or about the Premises or the Buildings directly caused by any source, including third parties, other than Tenant or Tenant's Representatives; provided, however, Tenant shall be fully liable for and otherwise obligated to Landlord under the provisions of this Lease for all liabilities, costs, damages, penalties, claims, judgments, expenses (including without limitation, attorneys' and experts' fees and costs) and losses to the extent (a) Tenant or any of Tenant's Representatives contributes to the presence of such Hazardous Materials, or Tenant and/or any of Tenant's Representatives exacerbates the conditions caused by such Hazardous Materials, or (b) Tenant and/or Tenant's Representatives allows or permits persons over which Tenant or any of Tenant's Representatives has control, and/or for which Tenant or any of Tenant's Representatives are legally responsible for, to cause such Hazardous Materials to be present in, on, under, through or about any portion of the Premises, the Common Areas, the Buildings or the Park, or (c) Tenant and/or any of Tenant's Representatives does not take all reasonably appropriate actions to prevent such persons over which Tenant or any of Tenant's Representatives has control and/or for which Tenant or any of Tenant's Representatives are legally responsible from causing the presence of Hazardous Materials in, on, under, through or about any portion of the Premises, the Common Areas, the Buildings or the Park.


30. FINANCIAL STATEMENTS: Tenant, for the reliance of Landlord, any lender holding or anticipated to acquire a lien upon the Premises, the Buildings or the Park or any portion thereof, or any prospective purchaser of the Buildings or the Park or any portion thereof, within thirty (30) days after Landlord's request therefor, but not more often than once annually so long as Tenant is not in default of this Lease, shall deliver to Landlord the then current audited financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available) which statements shall be prepared or compiled by a certified public accountant and shall present fairly the financial condition of Tenant at such dates and the result of its operations and changes in its financial positions for the periods ended on such dates. So long as Tenant is a publicly-traded entity, Tenant's publicly-filed financial statements shall be satisfactory for the satisfaction of the foregoing requirement. If an audited financial statement has not been prepared, Tenant shall provide Landlord with an unaudited financial statement and/or such other information, the type and form of which are acceptable to Landlord in Landlord's reasonable discretion, which reflects the financial condition of Tenant. If Landlord so requests, Tenant shall deliver to Landlord an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied. Any and all options granted to Tenant hereunder shall be subject to and conditioned upon Landlord's reasonable approval of Tenant's financial condition at the time of Tenant's exercise of any such option.


31.       GENERAL PROVISIONS:

          31.1 TIME. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

          31.2 SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

          31.3 RECORDATION. Tenant shall not record this Lease or a short form memorandum hereof without the prior written consent of the Landlord.

          31.4 LANDLORD'S PERSONAL LIABILITY. The liability of Landlord (which, for purposes of this Lease, shall include Landlord and the owner of the Buildings if other than Landlord) to Tenant for any default by Landlord under the terms of this Lease shall be limited to the actual interest of Landlord and its present or future partners or members in the Park, and Tenant agrees to look solely to the Park for satisfaction of any liability and shall not look to other assets of Landlord nor seek any recourse against the assets of the individual members, partners, directors, officers, shareholders, agents or employees of Landlord; it being intended that Landlord and the individual partners, members, directors, officers, shareholders, agents or employees of Landlord shall not be personally liable in any manner whatsoever for any judgment or deficiency. The liability of Landlord under this Lease is limited to its actual period of ownership of title to the Buildings, and Landlord shall be automatically released from further performance under this Lease and from all further liabilities and expenses accruing hereunder after the date of such transfer of Landlord's interest in the Buildings. The foregoing shall not in any way limit or impair Tenant's right, if any, to recover proceeds of insurance or any condemnation award in accordance with the provisions of this Lease.

          31.5 SEPARABILITY. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect.

          31.6 CHOICE OF LAW. This Lease shall be governed by the laws of the State of California.

          31.7 ATTORNEYS' FEES. In the event any dispute between the parties results in litigation or other proceeding or any other litigation involving the parties arises from this Lease, the prevailing party shall be reimbursed by the party not prevailing for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding, and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

          31.8 ENTIRE AGREEMENT. This Lease supersedes any prior agreements, representations, negotiations or correspondence between the parties, and contains the entire agreement of the parties on matters covered. No other agreement, statement or promise made by any party, that is not in writing and signed by all parties to this Lease, shall be binding.

          31.9 WARRANTY OF AUTHORITY. On the date that Tenant executes this Lease, Tenant shall deliver to Landlord an original certificate of status for Tenant issued by the California Secretary of State or statement of partnership for Tenant recorded in the county in which the Premises are located, as applicable, and such other documents as Landlord may reasonably request with regard to the lawful existence of Tenant. Each person executing this Lease on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and
(2) if such party is a limited liability company, partnership, corporation or trustee, that such limited liability company, partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder.

          31.10 NOTICES. Any and all notices and demands required or permitted to be given hereunder to Landlord shall be in writing and shall be sent: (a) by United States mail, certified and postage prepaid; or (b) by personal delivery; or (c) by overnight courier, addressed to Landlord at 101 Lincoln Centre Drive, Fourth Floor, Foster City, California 94404-1167. Any and all notices and demands required or permitted to be given hereunder to Tenant shall be in writing and shall be sent: (i) by United States mail, certified and postage prepaid; or (ii) by personal delivery to any employee or agent of Tenant over the age of eighteen (18) years of age; or (iii) by overnight courier, all of which shall be addressed to Tenant at the Tenant's Address as provided on Page 1 of this Lease or otherwise provided to Landlord. Notice and/or demand shall be deemed given upon the earlier of actual receipt or the third day following deposit in the United States mail. Any notice or requirement of service required by any statute or law now or hereafter in effect, including, but not limited to, California Code of Civil Procedure Sections 1161, 1161.1, and 1162, is hereby waived by Tenant.

          31.11 JOINT AND SEVERAL. If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several.

          31.12 COVENANTS AND CONDITIONS. Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

          31.13      WAIVER OF JURY TRIAL.  Intentionally omitted.

          31.14 COUNTERCLAIMS. In the event Landlord commences any proceedings for nonpayment of Rent, Additional Rent, or any other sums or amounts due hereunder, Tenant shall not interpose any counterclaim of whatever nature or description in any such proceedings, provided, however, nothing contained herein shall be deemed or construed as a waiver of the Tenant's right to assert such claims in any separate action brought by Tenant or the right to offset the amount of any final judgment owed by Landlord to Tenant.

          31.15 UNDERLINING. The use of underlining within the Lease is for Landlord's reference purposes only and no other meaning or emphasis is intended by this use, nor should any be inferred.


32. SIGNS: All signs and graphics of every kind visible in or from public view or corridors or the exterior of the Premises shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld or delayed, and shall also be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Landlord's sign criteria as same may exist from time to time or as set forth in Exhibit H hereto and made a part hereof. Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises; and Tenant shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. Landlord shall have the right, at its option, to demand payment from Tenant of such sums as are reasonably necessary to remove such signs, including, but not limited to, the costs and expenses associated with any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any: (a) neon, flashing or moving sign(s) or (b) sign(s) which shall interfere with the visibility of any sign, awning, canopy, advertising matter, or decoration of any kind of any other business or occupant of the Buildings or the Park be permitted hereunder. Tenant further agrees to maintain any such sign, awning, canopy, advertising matter, lettering, decoration or other thing as may be approved in good condition and repair at all times.


33. MORTGAGEE PROTECTION: Upon any breach or default on the part of Landlord, Tenant will give written notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with an address for receiving notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default (which, in no event shall be more than ninety
(90) days), including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such breach or default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Tenant is required to make quarterly payments of Rent in advance pursuant to the provisions of Section 8 above. Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Landlord.


34. QUITCLAIM: Upon any termination of this Lease, Tenant shall, at Landlord's request, execute, have acknowledged and deliver to Landlord a quitclaim deed of Tenant's interest in and to the Premises.


35. MODIFICATIONS FOR LENDER: If, in connection with obtaining financing for the Premises or any portion thereof, Landlord's lender shall request reasonable modification(s) to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially adversely affect Tenant's rights hereunder or the use, occupancy or quiet enjoyment of Tenant hereunder.


36. WARRANTIES OF TENANT: Tenant hereby warrants and represents to Landlord, for the express benefit of Landlord, that Tenant has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and hereby assumes all risks with respect thereto. Each party hereby warrants and represents to the other party, for the express benefit of the other party, that in entering into this Lease, the warranting party has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to it, which is not expressly incorporated herein in writing, is hereby waived by it.


37. COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT: Landlord and Tenant hereby agree and acknowledge that the Premises, the Buildings and/or the Park may be subject to the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq, including, but not limited to Title III thereof, all regulations and guidelines related thereto, together with any and all laws, rules, regulations, ordinances, codes and statutes now or hereafter enacted by local or state agencies having jurisdiction thereof, including all requirements of Title 24 of the State of California, as the same may be in effect on the date of this Lease and may be hereafter modified, amended or supplemented (collectively, the "ADA"). The Shell Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA as of the date on which the Shell Improvements are Substantially Completed. Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA, and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements. Tenant shall be solely responsible for conducting its own independent investigation of this matter and for ensuring that the design of all Tenant Improvements strictly comply with all requirements of the ADA. Subject to reimbursement pursuant to Section

6 of the Lease, if any barrier removal work or other work is required to the Buildings, the Common Areas or the Park under the ADA, then such work shall be the responsibility of Landlord; provided, if such work is required under the ADA as a result of Tenant's use of the Premises or any work or alteration made to the Premises by or on behalf of Tenant, then such work shall be performed by Landlord at the sole cost and expense of Tenant. Except as otherwise expressly provided in this provision, Tenant shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA, including without limitation, not discriminating against any disabled persons in the operation of Tenant's business in or about the Premises, and offering or otherwise providing auxiliary aids and services as, and when, required by the ADA. Within ten (10) days after receipt, Landlord and Tenant shall advise the other party in writing, and provide the other with copies of (as applicable), any notices alleging violation of the ADA relating to any portion of the Premises or the Buildings; any claims made or threatened in writing regarding noncompliance with the ADA and relating to any portion of the Premises or the Buildings; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Premises or the Buildings. Tenant shall and hereby agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lender(s), members, partners, employees, representatives, legal representatives, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, penalties, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Representatives' violation of the ADA. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.


38. BROKERAGE COMMISSION: Landlord and Tenant each represents and warrants for the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Broker(s) (as set forth on Page 1), and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease or otherwise based upon contacts between the claimant and Tenant. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the Premises and this Lease other than Broker(s), if any, resulting from the actions of the indemnifying party. Any real estate brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease shall only be payable and applicable to the extent of the initial term of the Lease and to the extent of the Premises as same exist as of the date on which Tenant executes this Lease. Unless expressly agreed to in writing by Landlord and Broker(s), no real estate brokerage commission or finder's fee shall be owed to, or otherwise payable to, the Broker(s) for any renewals or other extensions of the initial Term of this Lease or for any additional space leased by Tenant other than the Premises as same exists as of the date on which Tenant executes this Lease. Tenant further represents and warrants to Landlord that Tenant will not receive (i) any portion of any brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease or (ii) any other form of compensation or incentive from the Broker(s) with respect to this Lease.


39. QUIET ENJOYMENT: Landlord covenants with Tenant, upon the paying of Rent and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, and during the periods that Tenant is not otherwise in default of any of the terms or provisions of this Lease, and subject to the rights of any of Landlord's lenders, (i) that Tenant shall and may peaceably and quietly hold, occupy and enjoy the Premises and the Common Areas during the Term of this Lease, and (ii) neither Landlord, nor any successor or assign of Landlord, shall disturb Tenant's occupancy or enjoyment of the Premises and the Common Areas.


40. LANDLORD'S ABILITY TO PERFORM TENANT'S UNPERFORMED OBLIGATIONS:
Notwithstanding anything to the contrary contained in this Lease, if Tenant shall fail to perform any of the terms, provisions, covenants or conditions to be performed or complied with by Tenant pursuant to this Lease, and/or if the failure of Tenant relates to a matter which in Landlord's judgment reasonably exercised is of an emergency nature and such failure shall remain uncured for a period of time commensurate with such emergency, then Landlord may, at Landlord's option without any obligation to do so, and in its sole discretion as to the necessity therefor, perform any such term, provision, covenant, or condition, or make any such payment and Landlord by reason of so doing shall not be liable or responsible for any loss or damage thereby sustained by Tenant or anyone holding under or through Tenant. If Landlord so performs any of Tenant's obligations hereunder, the full amount of the cost and expense entailed or the payment so made or the amount of the loss so sustained shall immediately be owing by Tenant to Landlord, and Tenant shall promptly pay to Landlord upon demand, as Additional Rent, the full amount thereof with interest thereon from the date of payment at the greater of (i) ten percent (10%) per annum, or (ii) the highest rate permitted by applicable law and Enforcement Expenses.


41. TENANT'S ABILITY TO PERFORM LANDLORD'S UNPERFORMED OBLIGATIONS:
Notwithstanding anything to the contrary contained in this Lease, if Landlord shall fail to perform any of the terms, provisions, covenants or conditions to be performed or complied with by Landlord pursuant to this Lease after expiration of all applicable notice and cure periods for Landlord's and any mortgagee's benefit as set forth in Sections 23 and 33, respectively, and/or if the failure of Landlord relates to a matter which in Tenant's judgment reasonably exercised is of an emergency nature and such failure shall remain uncured for a period of time commensurate with such emergency, then Tenant may, at Tenant's option without any obligation to do so, after delivery of prior written notice to Landlord and affording Landlord an opportunity to cure such failure, perform any such term, provision, covenant, or condition. If Tenant so performs any of Landlord's obligations hereunder, the full amount of the reasonable costs and expenses incurred shall immediately be owing by Landlord to Tenant, and Landlord shall pay to Tenant the full amount thereof within ninety (90) days of Landlord's receipt of Tenant's written demand and accompanying documentation therefor. If Landlord fails to pay such sums within said 90-day period, and provided there does not then exist a good faith dispute thereof on the part of Landlord, Tenant may deduct such sums so demanded from the next installment of Base Rent then due from Tenant hereunder.

          IN WITNESS WHEREOF, this Lease is executed by the parties as of the Lease Date referenced on page 1 of this Lease.

TENANT:

Cisco Systems, Inc., a California corporation

By:   /s/Nancy Bareilles
      ------------------------
Its:     VP
      ------------------------
Date:    12-19-96
      ------------------------

LANDLORD:

LINCOLN-WHITEHALL REALTY (WEST), L.L.C., a Delaware limited liability company

By:  Lincoln Property Company Management Services, Inc.,
     as manager and agent for LINCOLN-WHITEHALL REALTY (WEST), L.L.C.

     By: /s/Barry DiRaimondo
        ---------------------------
        Vice President

     Date:  12/23/96
            -----------------------

                              EXHIBIT A - PREMISES


This exhibit, entitled "Premises", is and shall constitute EXHIBIT A to that certain Lease Agreement dated December 18, 1996, (the "Lease"), by and between Lincoln-Whitehall Realty (West), L.L.C., a Delaware limited liability company ("Landlord"), and Cisco Systems, Inc., a California corporation ("Tenant"), for the leasing of certain premises located in the Lincoln Bay Tech Park, at Buildings C & D, San Jose, California (the "Premises").

The Premises consist of the rentable square footage of space specified in the Basic Lease Information and has the addresses specified in the Basic Lease Information. The Premises are a part of and are contained in the Buildings specified in the Basic Lease Information. The cross-hatched area depicts the Premises within the Buildings and the Park:





INITIALS:

TENANT:    ___________

LANDLORD:  ___________

                          EXHIBIT B TO LEASE AGREEMENT
                   TENANT IMPROVEMENTS AND SHELL IMPROVEMENTS


This exhibit, entitled "Tenant Improvements and Shell Improvements", is and shall constitute EXHIBIT B to that certain Lease Agreement dated December 18, 1996, (the "Lease"), by and between Lincoln-Whitehall Realty (West), L.L.C., a Delaware limited liability company ("Landlord"), and Cisco Systems, Inc., a California corporation ("Tenant"), for the leasing of certain premises located at 130 Baytech Drive (Building C) and 140 Baytech Drive (Building D), San Jose, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT B are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1. TENANT TO CONSTRUCT TENANT IMPROVEMENTS. Subject to the provisions below, Tenant shall be solely responsible for the planning, construction and completion of the interior tenant improvements ("Tenant Improvements") to the Premises in accordance with the terms and conditions of this Exhibit B. The Tenant Improvements shall not include any of Tenant's personal property, trade fixtures, furnishings, equipment or similar items.

2.         TENANT IMPROVEMENT PLANS.

           A. PRELIMINARY PLANS AND SPECIFICATIONS. Tenant shall retain a licensed, insured architect ("Architect") to prepare preliminary working architectural and engineering plans and specifications ("Preliminary Plans and Specifications") for the Tenant Improvements. Tenant shall deliver the Preliminary Plans and Specifications to Landlord. The Preliminary Plans and Specifications shall be in sufficient detail to show locations, types and requirements for all heat loads, people loads, floor loads, power and plumbing, regular and special HVAC needs, telephone communications, telephone and electrical outlets, lighting, lighting fixtures and related power, and electrical and telephone switches. Landlord shall reasonably approve or disapprove the Preliminary Plans and Specifications within five (5) days after Landlord receives the Preliminary Plans and Specifications and, if disapproved, Landlord shall return the Preliminary Plans and Specifications to Tenant, who shall make all necessary revisions within ten (10) days after Tenant's receipt thereof. This procedure shall be repeated until Landlord approves the Preliminary Plans and Specifications. The approved Preliminary Plans and Specifications, as modified, shall be deemed the "Final Preliminary Plans and Specifications".

           B. FINAL PLANS AND SPECIFICATIONS. After the Final Preliminary Plans and Specifications are approved by Landlord and are deemed to be the Final Preliminary Plans and Specifications, Tenant shall cause the Architect to prepare in twenty (20) days following Landlord's approval of the Final Preliminary Plans and Specifications the final working architectural and engineering plans, specifications and drawings, ("Final Plans and Specifications") for the Tenant Improvements. Tenant shall then deliver the Final Plans and Specifications to Landlord. Landlord shall reasonably approve or disapprove the Final Plans and Specifications within five (5) days after Landlord receives the Final Plans and Specifications and, if disapproved, Landlord shall return the Final Plans and Specifications to Tenant who shall make all necessary revisions within ten (10) days after Tenant's receipt thereof. This procedure shall be repeated until Landlord approves, in writing, the Final Plans and Specifications. The approved Final Plans and Specifications, as modified, shall be deemed the "Construction Documents".

           C. MISCELLANEOUS. All deliveries of the Preliminary Plans and Specifications, the Final Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents shall be delivered by messenger service, by personal hand delivery or by overnight parcel service. While Landlord has the right to approve the Preliminary Plans and Specifications, the Final Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents, Landlord's interest in doing so is to protect the Premises, the Buildings and Landlord's interest. Accordingly, Tenant shall not rely upon Landlord's approvals and Landlord shall not be the guarantor of, nor responsible for, the adequacy and correctness or accuracy of the Preliminary Plans and Specifications, the Final Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents, or the compliance thereof with applicable laws, and Landlord shall incur no liability of any kind by reason of granting such approvals.

           D. BUILDING STANDARD WORK. The Construction Documents shall provide that the Tenant Improvements to be constructed in accordance therewith must be at least equal, in quality, to Landlord's building standard materials, quantities and procedures then in use by Landlord ("Building Standards") attached hereto as Exhibit B-2. Notwithstanding the foregoing, so long as the Construction Documents are consistent with Tenant's Tasman buildings, the Construction Documents shall be considered to be in accordance with Landlord's Building Standards.

3. PERMITS. Tenant, at its sole cost and expense (subject to the provisions of Paragraph 5 below), shall obtain all governmental approvals of the Construction Documents to the full extent necessary for the issuance of a building permit for the Tenant Improvements based upon such Construction Documents. Tenant, at its sole cost and expense, shall also cause to be obtained all other necessary approvals and permits from all governmental agencies having jurisdiction or authority for the construction and installation of the Tenant Improvements in accordance with the approved Construction Documents. Tenant at its sole cost and expense (subject to the provisions of Paragraph 5 below) shall undertake all steps necessary to insure that the construction of the Tenant Improvements is accomplished in strict compliance with all statutes, laws, ordinances, codes, rules, and regulations applicable to the construction of the Tenant Improvements and the requirements and standards of any insurance underwriting board, inspection bureau or insurance carrier insuring the Premises and/or the Buildings.

4.         CONSTRUCTION.

           A. Tenant shall be solely responsible for the construction, installation and completion of the Tenant Improvements in accordance with the Construction Documents approved by Landlord and is solely responsible for the payment of all amounts when payable in connection therewith without any cost or expense to Landlord, except for Landlord's obligation to contribute the Tenant Improvement Allowance in accordance with the provisions of Paragraph 5 below. Tenant shall diligently proceed with the construction, installation and completion of the Tenant Improvements in accordance with the Construction Documents and the completion schedule reasonably approved by Landlord. No material changes shall be made to the Construction Documents and the completion schedule approved by Landlord without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed.

           B. Tenant at its sole cost and expense (subject to the provisions of Paragraph 5 below) shall employ a licensed, insured and bondable general contractor ("Contractor") to construct the Tenant Improvements in accordance with the Construction Documents. The construction contracts between Tenant and the Contractor and between the Contractor and subcontractors shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld. In addition to the foregoing, each of such construction contracts shall include a provision that Landlord shall be a third party beneficiary in, to and under such construction contracts. Proof that the Contractor is licensed in California, is bondable as required under California law, and has the insurance specified in Exhibit B-1, attached hereto and incorporated herein by this reference, shall be provided to Landlord at the time that Tenant requests approval of the Contractor from Landlord. Tenant shall comply with or cause the Contractor to comply with all other terms and provisions of Exhibit B-1. Notwithstanding anything to the contrary contained herein, Landlord hereby approves of Devcon Construction Inc. to be selected by Tenant as the Contractor under this Exhibit B. Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant with regard to the Tenant Improvements. Additionally, Tenant shall promptly discharge, bond or otherwise cause the release of any and all liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant with regard to the Tenant Improvements regardless of any dispute Tenant or its Contractor may have regarding any such liens. In addition to the foregoing and in consideration for Landlord not requiring the Contractor to procure a bond with respect to the construction of the Tenant Improvements, Tenant agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and the Indemnitees harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, the construction of the Tenant Improvements, including without limitation, the costs to complete the Tenant Improvements and all other matters for which a payment and performance bond would have otherwise provided coverage.

           C. Prior to the commencement of the construction and installation of the Tenant Improvements, Tenant shall provide the following to Landlord, all of which shall be to Landlord's reasonable satisfaction:

              (i) An estimated budget and cost breakdown for the Tenant Improvements.

              (ii)  Estimated completion schedule for the Tenant Improvements.

              (iii) Copies of all required approvals and permits from governmental agencies having jurisdiction or authority for the construction and installation of the Tenant Improvements; provided, however, if prior to commencement of the construction and installation of Tenant Improvements Tenant has not received the electrical, plumbing or mechanical permits, Tenant shall only be required to provide Landlord with evidence that Tenant has made application therefor, and, upon receipt by Tenant of such permits, Tenant shall promptly provide Landlord with copies thereof.

              (iv) Evidence of Tenant's procurement of insurance required to be obtained pursuant to the provisions of Paragraphs 4.B and 4.G.

           D. Landlord shall at all reasonable times have a right to inspect the Tenant Improvements (provided Landlord does not materially interfere with the work being performed by the Contractor or its subcontractors) and Tenant shall immediately cease work upon written notice from Landlord if the Tenant Improvements are not in compliance with the Construction Documents approved by Landlord. If Landlord shall give notice of faulty construction or any other material deviation from the Construction Documents, Tenant shall cause the Contractor to make corrections promptly. However, neither the privilege herein granted to Landlord to make such inspections, nor the making of such inspections by Landlord, shall operate as a waiver of any rights of Landlord to require good and workmanlike construction and improvements constructed in accordance with the Construction Documents.

           E. Subject to Landlord complying with its obligations in Paragraph 5 below, Tenant shall pay and discharge promptly and fully all claims for labor done and materials and services furnished in connection with the Tenant Improvements. The Tenant Improvements shall not be commenced until five (5) business days after Landlord has received notice from Tenant stating the date the construction of the Tenant Improvements is to commence so that Landlord can post and record any appropriate Notice of Non-Responsibility.

           F. Tenant acknowledges and agrees that the agreements and covenants of Tenant in Sections 10 and 37 of the Lease shall be fully applicable to Tenant's construction of the Tenant Improvements.

           G. Tenant shall maintain, and cause to be maintained, during the construction of the Tenant Improvements, at its sole cost and expense, insurance of the types and in the amounts specified in Exhibit B-1 and in Section 12 of the Lease, together with builders' risk insurance for the amount of the completed value of the Tenant Improvements on an all-risk non-reporting form covering all improvements under construction, including building materials, and other insurance in amounts and against such risks as the Landlord shall reasonably require in connection with the Tenant Improvements.

           H. No materials, equipment or fixtures shall be delivered to or installed upon the Premises pursuant to any agreement by which another party has a security interest or rights to remove or repossess such items, without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

           I. Landlord reserves the right to establish reasonable rules and regulations for the use of the Buildings during the course of construction of the Tenant Improvements, including, but not limited to, construction parking, storage of materials, hours of work, use of elevators, and clean-up of construction related debris.

           J. Upon completion of the Tenant Improvements, Tenant shall deliver to Landlord the following, all of which shall be to Landlord's reasonable satisfaction:

              (i) Any certificates required for occupancy, including a permanent and complete Certificate of Occupancy issued by the City of San Jose.

              (ii) A Certificate of Completion signed by the Architect who prepared the Construction Documents, reasonably approved by Landlord.

              (iii) A cost breakdown itemizing all expenses for the Tenant Improvements, together with invoices and receipts for the same or other evidence of payment.

              (iv) Final and unconditional mechanic's lien waivers for all the Tenant Improvements.

              (v) A Notice of Completion for execution by Landlord, which certificate once executed by Landlord shall be recorded by Tenant in the official records of Santa Clara County, and Tenant shall then deliver to Landlord a true and correct copy of the recorded Notice of Completion.

              (vi) A true and complete copy of all as-built plans and drawings for the Tenant Improvements.

           K. The Tenant Improvements shall be deemed substantially complete on the date that the building officials of the applicable governmental agency(s) issues its final approval of the construction of the Tenant Improvements whether in the form of the issuance of a final permit, certificate of occupancy or the written approval evidencing its final inspection on the building permits, or the date on which Tenant first takes occupancy of the Premises for purposes other than to perform the Tenant's Pre-Occupancy Work (defined below), or the date that the Contractor issues a certificate stating that the Tenant Improvements have been substantially completed in accordance with the Construction Drawings, whichever first occurs ("Substantial Completion", or "Substantially Completed", or "Substantially Complete").

5.         TENANT IMPROVEMENT ALLOWANCE.

           A. Subject to Tenant's compliance with the provisions of this Exhibit B, Landlord shall provide to Tenant an allowance in the approximate amount of eight hundred forty-nine thousand three hundred fifty and 00/100 dollars and ($849,350.00) based upon a rate of ten dollars ($10.00) per rentable square foot of the Premises (the "Tenant Improvement Allowance") to construct and install only the Tenant Improvements. The actual amount of the Tenant Improvement Allowance shall be adjusted commensurately based upon the actual rentable square feet of the Premises after Landlord's Substantial Completion of the Shell Improvements. The Tenant Improvement Allowance shall be used to design, prepare, plan, obtain the approval of, construct and install the Tenant Improvements and for no other purpose. Except as otherwise expressly provided herein, Landlord shall have no obligation to contribute the Tenant Improvement Allowance unless and until the Construction Documents have been approved by Landlord and Tenant has complied with all requirements set forth in Paragraph 4.C. of this Exhibit
B. The costs to be paid out of the Tenant Improvement Allowance shall include all reasonable costs and expenses associated with the design, preparation, approval, planning, construction and installation of the Tenant Improvements (the "Tenant Improvement Costs"), including all of the following:

              (i) All costs of the Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents, and engineering costs associated with completion of the State of California energy utilization calculations under Title 24 legislation:

              (ii) All costs of obtaining building permits and other necessary authorizations from local governmental authorities;

              (iii) All costs of interior design and finish schedule plans and specifications including as-built drawings, if applicable;

              (iv) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises, including, but not limited to, the construction fee for overhead and profit and the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by the Contractor in connection with the construction of the Tenant Improvements; provided, however, that the construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services shall not exceed amounts which are reasonable and customary for such items in the local construction industry;

              (v) All fees payable to the Architect and any engineer if they are required to redesign any portion of the Tenant Improvements following Tenant's and Landlord's approval of the Construction Documents;

              (vi)   Utility connection fees;

              (vii) Inspection fees and filing fees payable to local governmental authorities, if any;

              (viii) All costs of all permanently affixed equipment and non-trade fixtures provided for in the Construction Documents, including the cost of installation; and,

              (ix) A construction management fee (the "CM Fee") payable to Landlord in the amount of one percent (1%) of the aggregate of the hard costs for the construction and installation of the Tenant Improvements (excluding this CM Fee).

The Tenant Improvement Allowance shall be the maximum contribution by Landlord for the Tenant Improvement Costs, and the disbursement of the Tenant Improvement Allowance is subject to the terms contained hereinbelow.

Except for payment of the CM Fee, Landlord will make payments to Tenant from the Tenant Improvement Allowance to reimburse Tenant for Tenant Improvement Costs paid or incurred by Tenant. Payment of the CM Fee shall be the first payment from the Tenant Improvement Allowance and shall be made by means of a deduction or credit against the Tenant Improvement Allowance. All other payments of the Tenant Improvement Allowance shall be by progress payments not more frequently than once per month and only after satisfaction of the following conditions precedent: (a) receipt by Landlord of conditional mechanics' lien releases for the work completed and to be paid by said progress payment, conditioned only on the payment of the sums set forth in the mechanics' lien release, executed by the Contractor and all subcontractors, labor suppliers and materialmen; (b) receipt by Landlord of unconditional mechanics' lien releases from the Contractor and all subcontractors, labor suppliers and materialmen for all work other than that being paid by the current progress payment previously completed by the Contractor, subcontractors, labor suppliers and materialmen and for which Tenant has received funds from the Tenant Improvement Allowance to pay for such work; (c) receipt by Landlord of any and all documentation reasonably required by Landlord detailing the work that has been completed and the materials and supplies used as of the date of Tenant's request for the progress payment, including, without limitation, invoices, bills, or statements for the work completed and the materials and supplies used; and (d) completion by Landlord or Landlord's agents of any inspections of the work completed and materials and supplies used as deemed reasonably necessary by Landlord. Except for the CM Fee payment (credit), Tenant Improvement Allowance progress payments shall be paid to Tenant within fourteen (14) days from the satisfaction of the conditions set forth in the immediately preceding sentence. The preceding notwithstanding, all Tenant Improvement Costs paid or incurred by Tenant prior to Landlord's approval of the Construction Documents in connection with the design and planning of the Tenant Improvements by Architect shall be paid from the Tenant Improvement Allowance, without any retention, within fourteen (14) days following Landlord's receipt of invoices, bills or statements from Architect evidencing such costs. Notwithstanding the foregoing to the contrary, Landlord shall be entitled to withhold and retain five percent (5%) of the Tenant Improvement Allowance or of any Tenant Improvement Allowance progress payment until the lien-free expiration of the time for filing of any mechanics' liens claimed or which might be filed on account of any work ordered by Tenant or the Contractor or any subcontractor in connection with the construction and installation of the Tenant Improvements.

           B. Landlord shall not be obligated to pay any Tenant Improvement Allowance progress payment or the Tenant Improvement Allowance retention if on the date Tenant is entitled to receive the Tenant Improvement Allowance progress payment or the Tenant Improvement Allowance retention Tenant is in material default of this Lease. Such payments shall resume upon Tenant curing any such default within the time periods which may be provided for in the Lease.

           C. Should the total cost of constructing the Tenant Improvements be less than the Tenant Improvement Allowance, the Tenant Improvement Allowance shall be automatically reduced to the amount equal to said actual cost.

6. Termination. If the Lease is terminated prior to the date on which the Tenant Improvements are completed, for any reason due to the default of Tenant hereunder, in addition to any other remedies available to Landlord under the Lease, Tenant shall pay to Landlord as Additional Rent under the Lease, within five (5) days of receipt of a statement therefor, any and all costs incurred by Landlord and not reimbursed or otherwise paid by Tenant through the date of termination in connection with the Tenant Improvements to the extent planned, installed and/or constructed as of such date of termination, including, but not limited to, any costs related to the removal of all or any portion of the Tenant Improvements and restoration costs related thereto. Except for any cafeteria and related items that are part of the Tenant Improvements for which Landlord will require Tenant, at its sole cost and expense, to demolish and/or remove from the Premises upon the expiration or earlier termination of this Lease, Landlord shall not require Tenant to demolish and/or remove any other items comprising the Tenant Improvements from the Premises upon the expiration or earlier termination of this Lease.

7. Lease Provisions; Conflict. The terms and provisions of the Lease, insofar as they are applicable, in whole or in part, to this EXHIBIT B, are hereby incorporated herein by reference, and specifically including all of the provisions of Section 31 of the Lease. In the event of any conflict between the terms of the Lease and this EXHIBIT B, the terms of this EXHIBIT B shall prevail. Any amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all rights and remedies available to it as provided for in the Lease.

8. Tenant Access. Landlord, in Landlord's reasonable discretion and upon receipt of written confirmation from Landlord's general contractor that such entry will be in harmony with Landlord's general contractor's work schedule with respect to the Shell Improvements, will grant Tenant a license to have access to the Premises prior to the Shell Improvements being Substantially Completed (defined below) to allow Tenant to do other work required by Tenant to install a portion of the Tenant Improvements and to otherwise make the Premises ready for Tenant's use and occupancy (the "Tenant's Pre-Occupancy Work"). It shall be a condition to the grant by Landlord and continued effectiveness of such license that:

           (a) Tenant shall give to Landlord a written request to have such access not less than five (5) business days prior to the date on which such proposed access will commence (the "Access Notice"). The Access Notice shall contain or be accompanied by each of the following items, all in form and substance reasonably acceptable to Landlord: (i) a detailed description of and schedule for Tenant's Pre-Occupancy Work; (ii) the names and addresses of all contractors, subcontractors and material suppliers and all other representatives of Tenant who or which will be entering the Premises on behalf of Tenant to perform Tenant's Pre-Occupancy Work or will be supplying materials for such work, and the approximate number of individuals, itemized by trade, who will be present in the Premises; (iii) copies of all contracts, subcontracts, material purchase orders, plans and specifications pertaining to Tenant's Pre-Occupancy Work; (iv) copies of all licenses and permits required in connection with the performance of Tenant's Pre-Occupancy Work; and (v) certificates of insurance (in amounts satisfactory to Landlord and with the parties identified in, or required by, the Lease named as additional insureds) and instruments of indemnification against all claims, costs, expenses, penalties, fines, and damages which may arise in connection with Tenant's Pre-Occupancy Work.

           (b) Such pre-term access by Tenant and Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall be subject to reasonable scheduling by Landlord.

           (c) Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall fully cooperate, work in harmony and not, in any manner, unreasonably interfere with Landlord or Landlord's agents or representatives in performing the work related to substantial completion of the Shell Improvements (the "Work") and any additional work pursuant to approved change orders for the Shell Improvements, Landlord's work in other areas of the Park, or the general operation of the Buildings. If at any time any such person representing Tenant shall not be cooperative or shall otherwise cause or threaten to cause any such disharmony or interference, including, without limitation, labor disharmony, and Tenant fails to immediately institute and maintain corrective actions as directed by Landlord, then Landlord may revoke such license upon twenty-four (24) hours' prior written notice to Tenant.

           (d) Any such entry into and occupancy of the Premises or any portion thereof by Tenant or any person or entity working for or on behalf of Tenant shall be deemed to be subject to all of the terms, covenants, conditions and provisions of the Lease, excluding only the covenant to pay Rent. Landlord shall not be liable for any injury, loss or damage that may occur to any of Tenant's Pre-Occupancy Work made in or about the Premises or to any property placed therein prior to the commencement of the term of the Lease, the same being at Tenant's sole risk and liability. Tenant shall be liable to Landlord for any damage to any portion of the Premises, the Work or the additional work related to any approved change orders caused by Tenant or any of Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees. In the event that the performance of Tenant's Pre-Occupancy Work causes extra costs to be incurred by Landlord or requires the use of other Building services, after delivery to Tenant of prior notice that such extra costs are reasonably anticipated by Landlord to be incurred, Tenant shall promptly reimburse Landlord for such extra costs and/or shall pay Landlord for such other Building services at Landlord's standard rates then in effect.

9. Shell Improvements. Subject to the conditions set forth herein, Landlord, at its sole cost and expense, agrees to construct and install certain shell improvements ("Shell Improvements") on the Lot, including without limitation, the construction of the Buildings substantially in accordance with those certain plans, specifications, and drawings prepared by Cabak Rooney Jordan Associates, dated September 30, 1996 (collectively, the "Shell Construction Drawings"), a copy of which is attached hereto as Schedule 1. In constructing and installing the Shell Improvements Landlord shall not deviate from the Shell Construction Drawings in any substantial and material manner, without first obtaining Tenant's prior consent thereto, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, Tenant shall not have any approval nor consensual rights (and Landlord shall not be required to obtain Tenant's consent therefor) concerning any changes required to be made to the Shell Construction Drawings or the Shell Improvements by (1) the fire department, building or planning department, building inspectors or any other agency or official having jurisdiction over the Buildings, the work related to the Shell Improvements and/or the Shell Improvements, and/or (2) any committee, declarant or other persons or entities having approval or similar rights under any Recorded Matters with respect to the Shell Improvements, and/or (3) Landlord's lender(s) making a construction loan(s) with respect to the Shell Improvements. The Shell Improvements shall not include the Tenant Improvements nor any of Tenant's personal property, equipment, furnishings, trade fixtures or fixtures. All other improvements not specified in this Section 9 shall be considered Tenant Improvements and shall be paid for in accordance with the provisions of Sections 8 and 10 above. Landlord shall use commercially reasonable efforts to cause its general contractor to Substantially Complete (defined below) the Shell Improvements by the scheduled Commencement Date specified in the Basic Lease Information (the "Completion Date"), subject to delays due to (a) acts or events beyond its control including, but not limited to, acts of God, earthquakes, strikes, lockouts, boycotts, casualties, discontinuance of any utility or other service required for performance of the Work, moratoriums, governmental agencies and inclement weather (including, but not limited to, rain delays), (b) the lack of availability or shortage of specialized materials used in the construction of the Tenant Improvements, (c) any matters beyond the control of Landlord, the general contractor or any subcontractors, (d) any changes required by the fire department, building and/or planning department, building inspectors or any other agency having jurisdiction over the Buildings, the Work, the Tenant Improvements and/or the Shell Improvements (except to the extent such changes are directly attributable to Tenant's use or Tenant's specialized tenant improvements, in which event such delays are considered Tenant Delays) (the events and matters set forth in Subsections (a), (b), (c) and (d) are collectively referred to as "Force Majeure Delays"), or (e) any delay attributable to Tenant and/or any of Tenant's Representatives or Tenant's intended use of the Premises (collectively, "Tenant Delays"), including, but not limited to, any of the following described events or occurrences: (i) delays related to changes made or requested by Tenant to the Work, and/or the approved final drawings with respect to the Tenant Improvements; (ii) the failure of Tenant to furnish all or any plans, drawings, specifications, finish details or other information required above; (iii) the failure of Tenant to comply with the requirements of this Exhibit B; (iv) Tenant's requirements for special work or materials, finishes, or installations other than the Building Standards or Tenant's requirements for special construction or phasing; (v) any changes required by the fire department, building or planning department, building inspectors or any other agency having jurisdiction over the Buildings, the Work and/or the Tenant Improvements if such changes are directly attributable to Tenant's particular use or Tenant's specialized tenant improvements which do not conform to Landlord's Building Standards; (vi) the performance of any additional work pursuant to a change request which is requested by Tenant; (vii) the performance of work in or about the Premises by any person, firm or corporation employed by or on behalf of Tenant, including, without limitation, any failure to complete or any delay in the completion of such work; or (viii) any and all delays caused by or arising from acts or omissions of Tenant and/or Tenant's Representatives, in any manner whatsoever. Any delays in the construction of the Shell Improvements due to any of the events described above and designated as "Tenant Delays", shall in no way extend or affect the date on which Tenant is required to commence paying Rent under the terms of the Lease. It is the intention of the parties that all of such delays will be considered Tenant Delays for which Tenant shall be wholly and completely responsible for any and all consequences related to such delays, including, without limitation, any costs and expenses attributable to increases in labor or materials. The Shell Improvements shall be deemed substantially complete on the date that the building officials of the applicable governmental agency(s) issues its final approval of the construction of the Shell Improvements whether in the form of the issuance of a final permit, certificate of occupancy or the written approval evidencing its final inspection on the building permits, or the date on which Tenant first takes occupancy of the Premises for purposes other than to perform the Tenant's Pre-Occupancy Work (defined below), or the date that Landlord's general contractor issues a certificate stating that the Shell Improvements have been substantially completed in accordance with the Shell Construction Drawings, whichever first occurs ("Substantial Completion", or "Substantially Completed", or "Substantially Complete"). Subject to the provisions set forth below, if the Work with respect to the Shell Improvements is not deemed to be Substantially Completed on or before the scheduled Completion Date, (A) Landlord agrees to use reasonable efforts to Substantially Complete the Work as soon as practicable thereafter, (B) the Lease shall remain in full force and effect, and (C) Landlord shall not be deemed to be in breach or default of the Lease or this EXHIBIT B as a result thereof and, Landlord shall have no liability to Tenant as a result of any delay in occupancy (whether for damages, abatement of all or any portion of the Rent, or otherwise). Subject to the provisions set forth below, the Commencement Date and the Expiration Date of the term of the Lease (as defined in Section 2 of the Lease) shall be extended commensurately by the amount of time attributable to any Force Majeure Delays which delay the Substantial Completion of the Shell Improvements. In addition to the foregoing and notwithstanding anything to the contrary contained herein or in the Lease, if Landlord does not tender possession to Tenant of the Premises with the Shell Improvements Substantially Complete by November 15, 1997 (the "Outside Date") (subject to any Force Majeure Delays or Tenant Delays, in which event the date of November 15, 1997 shall be extended commensurately by the period of time attributable to such delays), then either Tenant or Landlord may terminate this Lease by delivering written notice thereof to the other party no later than the date which is ten (10) business days after the Outside Date, as extended by the period of time attributable to any Force Majeure Delays and/or Tenant Delays. In addition to the foregoing and notwithstanding anything to the contrary contained herein or in the Lease, if Landlord does not tender possession to Tenant of the Premises with the Shell Improvements Substantially Complete by March 1, 1998 (the "Ultimate Outside Date") (subject to any Tenant Delays, in which event the date of March 1, 1998 shall be extended commensurately by the period of time attributable to such delays), then either Tenant or Landlord may terminate this Lease by delivering written notice thereof to the other party no later than the date which is ten (10) business days after the Ultimate Outside Date, as extended by the period of time attributable to any Tenant Delays. If either party fails to timely terminate the Lease as and when provided herein, or if Landlord delivers to Tenant possession of the Premises with the Tenant Improvements Substantially Complete at any time earlier than the Outside Date (as such date may be extended due to Force Majeure Delays or Tenant Delays, as the case may be) or the Ultimate Outside Date (as such date may be extended due to Tenant Delays), as applicable, then upon the occurrence of any such events the foregoing right given to Tenant and Landlord to terminate this Lease as provided herein shall lapse and be null and void upon the earlier occurrence of such event and the Lease shall remain in full force and effect with Tenant and Landlord having no further right to terminate this Lease pursuant to the foregoing provisions. If Landlord does so timely deliver to Tenant possession of the Premises with the Shell Improvements Substantially Complete, Tenant shall promptly deliver written notice to Landlord confirming same. In the event the commencement date and/or the expiration date of this Lease is other than the Commencement Date and/or Expiration Date provided on Page 1 in the Basic Lease Information, as the case may be, Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of Exhibit F hereto, wherein the parties shall specify the actual commencement date, expiration date, the date on which Tenant is to commence paying Rent and the other matters referred to in Section 1 of the Lease. Landlord's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall fully cooperate, work in harmony and not, in any manner, unreasonably interfere with Tenant or Tenant's contractors, agents or representatives in performing the work related to substantial completion of the Tenant Improvements and any additional work pursuant to approved change orders for the Tenant Improvements. If at any time any such person representing Landlord shall not be cooperative or shall otherwise cause or threaten to cause any such disharmony or interference, including, without limitation, labor disharmony, and Landlord fails to immediately institute and maintain corrective actions as requested by Tenant, then any delays in Substantially Completing the Tenant Improvements as a result thereof shall be considered to be Landlord Delays.

                                   EXHIBIT B-1

                       CONSTRUCTION INSURANCE REQUIREMENTS


Before commencing work, the contractor shall procure and maintain at its sole cost and expense until completion and final acceptance of the work, at least the following minimum levels of insurance.

A. Workers' Compensation in statutory amounts and Employers Liability Insurance in the minimum amounts of $100,000 each accident for bodily injury by accident and $100,000 each employee for bodily injury by disease with a $500,000 policy limit, covering each and every worker used in connection with the contract work.

B. Comprehensive General Liability Insurance on an occurrence basis including, but not limited to, protection for Premises/Operations Liability, Broad Form Contractual Liability, Owner's and Contractor's Protective, and Products/Completed Operations Liability*, in the following minimum limits of liability.

       Bodily Injury, Property Damage, and
       Personal Injury Liability              $2,000,000/each occurrence
                                              $3,000,000/aggregate

       * Products/Completed Operations Liability Insurance is to be provided for a period of at least one (1) year after completion of work.

       Coverage should include protection for Explosion, Collapse and Underground Damage.

C. Comprehensive Automobile Liability Insurance with the following minimum limits of liability.

       Bodily Injury and Property             $1,000,000/each occurrence
       Damage Liability                       $2,000,000/aggregate

       This insurance will apply to all owned, non-owned or hired automobiles to be used by the Contractor in the completion of the work.

D. Umbrella Liability Insurance in a minimum amount of five million dollars ($5,000,000), providing excess coverage on a following-form basis over the Employer's Liability limit in Paragraph A and the liability coverages outlined in Paragraphs B and C.

E. Equipment and Installation coverages in the broadest form available covering Contractor's tools and equipment and material not accepted by Tenant. Tenant will provide Builders Risk Insurance on all accepted and installed materials.

All policies of insurance, duplicates thereof or certificates evidencing coverage shall be delivered to Landlord prior to commencement of any work and shall name Landlord, and its partners and lenders as additional insureds as their interests may appear. All insurance policies shall (1) be issued by a company or companies licensed to be business in the state of California, (2) provide that no cancellation, non-renewal or material modification shall be effective without thirty (30) days prior written notice provided to Landlord,
(3) provide no deductible greater than $15,000 per occurrence, (4) contain a waiver to subrogation clause in favor of Landlord, and its partners and lenders, and (5) comply with the requirements of Sections 12.2, 12.3 and 12.4 of the Lease to the extent such requirements are applicable.





INITIALS:

TENANT:    ___________

LANDLORD:  ___________

                                   EXHIBIT B-2
                               BUILDING STANDARDS


OFFICE AREA

DEMISING PARTITION AND CORRIDOR WALLS:

       A. 6" 20-gauge metal studs at 24" O.C. (or as required by code for span) framed full height from finish floor to structure above

       B. One (1) layer 5/8" drywall Type "X" both sides of wall, fire taped only

INTERIOR PARTITIONS:

       A. 3 5/8" 25-gauge metal studs at 24" O.C. to bottom of T-bar ceiling grid approximately 9' - 0' high

       B.     Top track to be pre-formed slotted aluminum taped in

       C. One (1) layer 5/8" drywall both sides of wall, taped texture ready for paint

       D. 3 5/8" metal studs including all lateral bracing as required by code

PERIMETER DRYWALL (AT OFFICE AREAS):

       A.     One (1) layer 5/8" Type "X" drywall taped texture ready for paint

       B.     Provide alternate to texture concrete in lieu of furring walls

COLUMN FURRING:

       A.     Furring channel all sides

       B.     One (1) layer 5/8" drywall taped texture and ready for paint

       C. Provide deductive alternate for texturing columns where there are no pipes to furred out

ACOUSTICAL CEILINGS:

       A. 2' x 4' standard white T-bar grid system as manufactured by Chicago Metallic or equal

       B. 2' x 4' x 5/8" white, fissured, non-directional acoustical tile to be Cortega as manufactured by Armstrong or equal

PAINTING:

       A. Sheetrock walls to receive two (2) coats of interior latex paint as manufactured by Kelly Moore or equal. Some portions of second coat to be single accent color.

       B.     Provide a deductive alternate for not painting warehouse walls

WINDOW COVERING:

       A. 1" aluminum mini-blinds as manufactured by Levelor or equal, color to be selected by Lincoln Property Company

       B.     Blinds to be sized to fit window module

VCT:

       VCT to be 1/8" x 12" x 12" as manufactured by Armstrong - Excelon Series or equal

LIGHT FIXTURES:

       2' x 4' T-bar lay in 3-tube energy efficient fixture with cool white fluorescent tubes with prismatic acrylic lens as manufactured by Lithonia or equal

LIGHT SWITCHES:

       A.     Double switching as required by Title 24

       B.     Switch assembly to be Leviton, color - Ivory

ELECTRICAL OUTLET:

       A. 110-v duplex outlet in demising or interior partitions only, as manufactured by Leviton, color to be Ivory

       B.     Eight (8) outlets per circuit, spacing to meet code (2 per office)

       C.     Transformers to be a minimum of 20% or over required capacity

       D. Contractors to inspect electric room and to include all necessary metering costs

       E.     No aluminum wiring is acceptable

TELEPHONE OUTLET:

       A. One (1) single outlet box in wall with pullwire from outlet box to area above T-bar ceiling per office

       B.     Cover plate for phone outlets to be included

FIRE SPRINKLERS:

       As required by fire codes

TOPSET BASE:

       A. 4" rubber base as manufactured by Burke or equal, standard colors only

       B.     4" rubber base at VCT areas

TOILET AREAS:

       Wet walls to receive marlite up to 48". Floors to receive sheetvinyl and cove base as required by code

CARPET:

       Minimum 30 ounce, commercial grade, level loop, UM44-C. Type 1 Class 1. 100% continuous filament. 5-year wear guarantee. Glue down, no pad.

WOOD DOORS:

       Shall be 3'-0" x 7'-0" x 1 3/4" (unless otherwise specified) solid core, prefinished birch "Cal-Wood" B-3 or equal if approved by owner

DOOR FRAMES:

       Shall be ACI or equal, 3 3/4" or 4 7/8" throat, aluminum, dark bronze anodized, snap-on trim

HARDWARE:

       Shall be "Schlage", a lever type "Levon" D series, dark bronze 613 finish, 2 3/4" backset. Closers (where required) shall be Duro X PA X SN-1

INSULATION:

       By Title 24 insulation

PLUMBING:

       A. Shall comply with all local codes and handicapped code requirements. Fixtures shall be either "American Standard", "Koher" or "Norris". All toilet accessories and grab bars shall be "Bobrick" or equal and approved by owner

       B. Plumbing bid shall include 5 gallon minimum, or insta hot with mixer valve electric water heater

TOILET PARTITIONS:

       Shall be as manufactured by Fiat, global or equal if approved by owner. Color shall be chosen by tenant

HVAC:

       Five (5) year warranty provided on all HVAC compressor units. All penetrations and sleeper supports to be hot mopped to LPC standard. Provide alternate price for electric heat pumps at conditioned spaces. Provide time overlay switch at compressors.

WAREHOUSE AREAS:

Floor - sealed concrete
Fire Extinguishers - 2A 10 BC surface mount by code x by S.F.
Lighting - 1x8 strip lighting single tube chain hung 25 ft.
Draft stops - by code UBC 198 Edition
Service electrical outlets - HVAC or heaters at tenant cost
(400 W metal halide lighting are acceptable in lieu of strip lighting at warehouse minimum 15 F.C.)1

                          EXHIBIT C TO LEASE AGREEMENT
                               RULES & REGULATIONS


This exhibit, entitled "Rules & Regulations", is and shall constitute EXHIBIT C to that certain Lease Agreement dated December 18, 1996 (the "Lease"), by and between Lincoln-Whitehall Realty (West), L.L.C., a Delaware limited liability company ("Landlord"), and Cisco Systems, Inc., a California corporation ("Tenant"), for the leasing of certain premises located at 130 Baytech Drive (Building C) and 140 Baytech Drive (Building D), San Jose, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT C are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

   1. No advertisement, picture or sign of any sort shall be displayed on or outside the Premises or the Buildings without the prior written consent of Landlord. Landlord shall have the right to remove any such unapproved item without notice and at Tenant's expense.

   2. Tenant shall not regularly store motor vehicles in designated parking areas after the conclusion of normal daily business activity.

   3. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

   4. All window coverings installed by Tenant and visible from the outside of the Buildings require the prior written approval of Landlord.

   5. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises, the Buildings or the Park, except as otherwise permitted pursuant to the provisions of Section 29 of the Lease.

   6. Tenant shall not alter any lock or install any new locks or bolts on any door at the Premises without the prior consent of Landlord, except any conspicuously designated security areas of Tenant.

   7. Intentionally omitted.

   8. Tenant shall park motor vehicles in those general parking areas as designated by Landlord except for loading and unloading. During those periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow within the Park and loading and unloading areas of other tenants.

   9. Tenant shall not disturb, solicit or canvas any occupant of the Buildings or Park and shall cooperate to prevent same.

   10.     No person shall go on the roof without Landlord's permission.

   11. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Buildings, to such a degree as to be objectionable to Landlord or other Tenants, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

  12. All goods, including material used to store goods, delivered to the Premises of Tenant shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

  13. Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the Park or on streets adjacent thereto.

  14. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

  15. Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord.

  16. Tenant shall not store or permit the storage or placement of goods, or merchandise or pallets or equipment of any sort in or around the Premises, the Buildings, the Park or any of the Common Areas of the foregoing. No displays or sales of merchandise shall be allowed in the parking lots or other Common Areas.

  17. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises, the Buildings, the Park or any of the Common Areas of the foregoing.






INITIALS:

TENANT:    ___________

LANDLORD:  ___________

  18. Tenant shall not permit any motor vehicles to be washed on any portion of the Premises or in the Common Areas of the Park, nor shall Tenant permit mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or in the Common Areas of the Park.





INITIALS:

TENANT:

LANDLORD:

                                    EXHIBIT E

                   HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE


Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as tenant. After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of
Section 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:            ______________________________________________
                     ______________________________________________
                     c/o Lincoln Property Company Management Services, Inc.
                     101 Lincoln Centre Drive, Fourth Floor
                     Foster City, California  94404
                     Attn:
                     Phone: (415) 571-2200

Name of (Prospective) Tenant:__________________________________________________

Mailing Address:_______________________________________________________________


Contact Person, Title and Telephone Number(s):_________________________________

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):___________________________________________________________
_______________________________________________________________________________

Address of (Prospective) Premises:_____________________________________________

Length of (Prospective) initial Term:__________________________________________
_______________________________________________________________________________

1.         GENERAL INFORMATION:

           Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing tenants should describe any proposed changes to on-going operations.
           ____________________________________________________________________
           ____________________________________________________________________

2.         USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

           2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

                     Wastes                      Yes [  ]         No [  ]
                     Chemical Products           Yes [  ]         No [  ]
                     Other                       Yes [  ]         No [  ]

                     If Yes is marked, please explain:_________________________
                     __________________________________________________________
                     __________________________________________________________

           2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.         STORAGE TANKS AND SUMPS

           3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing tenants should describe any such actual or proposed activities.

                     Yes [ ]        No [ ]

                     If yes, please explain:___________________________________
                     __________________________________________________________
                     __________________________________________________________

4.         WASTE MANAGEMENT

           4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing tenants should describe any additional identification numbers issued since the previous certificate.

                     Yes [ ]        No [ ]

           4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing tenants should describe any new reports filed.

                     Yes [ ]        No [ ]

                     If yes, attach a copy of the most recent report filed.

5.         WASTEWATER TREATMENT AND DISCHARGE

           5.1 Will your company discharge wastewater or other wastes to:

                     ______storm drain?        _______sewer?
                     ______surface water?      _______no wastewater or
                                                      other wastes discharged.

                     Existing tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).
                     __________________________________________________________
                     __________________________________________________________


           5.2 Will any such wastewater or waste be treated before discharge?

                     Yes [ ]        No [ ]

                     If yes, describe the type of treatment proposed to be conducted. Existing tenants should describe the actual treatment conducted.

                     __________________________________________________________
                     __________________________________________________________


6.         AIR DISCHARGES

           6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

                     Yes [ ]        No [ ]

                     If yes, please describe:__________________________________
                     __________________________________________________________
                     __________________________________________________________



           6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing tenants should specify any such equipment being operated in, on or about the Premises.

                     _______Spray booth(s)     _______Incinerator(s)
                     _______Dip tank(s)        _______Other (Please describe)
                     _______Drying oven(s)     _______No Equipment Requiring
                                                      Air Permits

                     If yes, please describe:__________________________________
                     __________________________________________________________
                     __________________________________________________________


7.         HAZARDOUS MATERIALS DISCLOSURES

           7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing tenants should indicate whether or not a Management Plan is required and has been prepared.

                     Yes [ ]        No [ ]

                     If yes, attach a copy of the Management Plan. Existing tenants should attach a copy of any required updates to the Management Plan.

           7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

                     Yes [ ]        No [ ]

                     Yes [ ]        No [ ]

                     If yes, please explain:___________________________________
                     __________________________________________________________
                     __________________________________________________________



8.         ENFORCEMENT ACTIONS AND COMPLAINTS

           8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

                     Yes [ ]        No [ ]

                     If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

                     __________________________________________________________
                     __________________________________________________________
                     __________________________________________________________


           8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

                     Yes [ ]        No [ ]

                     If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.


                     __________________________________________________________
                     __________________________________________________________
                     __________________________________________________________


           8.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises.

                     Yes [ ]        No [ ]

                     If yes, please describe. Existing tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

                     __________________________________________________________
                     __________________________________________________________


9.         PERMITS AND LICENSES

           9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name)___________________, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.


(PROSPECTIVE) TENANT:


By:    ________________________

Title: ________________________


Date:  ________________________






INITIALS:

TENANT:   _____________

LANDLORD: _____________

                                    EXHIBIT F
                       FIRST AMENDMENT TO LEASE AGREEMENT
                           CHANGE OF COMMENCEMENT DATE




This First Amendment to Lease Agreement (the "Amendment") is made and entered into as of ___________________, by and between ____________________________
("LANDLORD"), AND ________________________ ("TENANT"), with reference to the following facts:


                                    RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement dated ___________ (the "Lease"), for the leasing of certain premises located at
       ____________________________, California (the "Premises") as such
       Premises are more fully described in the Lease.

B.     Landlord and Tenant wish to amend the Commencement Date of the Lease.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

       1. The Commencement Date of the Lease shall be ________________________.

       2. The last day of the Term of the Lease (the "Expiration Date") shall be
          ______________.

       3. The dates on which the Base Rent will be adjusted are:

          for the period _________ to ________ the monthly Base Rent shall be $_____________;
          for the period _________ to ________ the monthly Base Rent shall be $_____________; and
          for the period _________ to ________ the monthly Base Rent shall be $_____________.

       4. Effect of Amendment: Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

       5. Definitions: Unless otherwise defined in this Amendment, all terms not defined in this Amendment shall have the meaning set forth in the Lease.

       6. Authority: Subject to the provisions of the Lease, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

       7. The terms and provisions of the Lease are hereby incorporated in this Amendment.








INITIALS:

TENANT:   _____________

LANDLORD: _____________

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

[PROPERTY MANAGER: PLEASE PROVIDE TENANT INFORMATION AND WORD PROCESSING WILL COMPLETE THE SIGNATURE BLOCK]


INITIALS:

TENANT: ___

LANDLORD: ___

                                    EXHIBIT G

           TENANT'S INITIAL HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE


Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as tenant. After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of
Section 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:
                     __________________________________________________________
                     __________________________________________________________
                     c/o Lincoln Property Company Management Services, Inc.
                     101 Lincoln Centre Drive, Fourth Floor
                     Foster City, California  94404
                     Attn:_____________________________________________________
                     Phone: (415) 571-2200

Name of (Prospective) Tenant:__________________________________________________

Mailing Address:_______________________________________________________________
_______________________________________________________________________________

Contact Person, Title and Telephone Number(s):_________________________________

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):___________________________________________________________
_______________________________________________________________________________

Address of (Prospective) Premises:_____________________________________________

Length of (Prospective) initial Term:__________________________________________
_______________________________________________________________________________

1.         GENERAL INFORMATION:

           Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing tenants should describe any proposed changes to on-going operations.

           ____________________________________________________________________
           ____________________________________________________________________

2.         USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

           2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

                     Wastes                Yes [  ]       No [  ]
                     Chemical Products     Yes [  ]       No [  ]
                     Other                 Yes [  ]       No [  ]

                     If Yes is marked, please explain:_________________________
                     __________________________________________________________
                     __________________________________________________________


           2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.         STORAGE TANKS AND SUMPS

           3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing tenants should describe any such actual or proposed activities.

                     Yes [ ]          No [ ]

                     If yes, please explain:___________________________________
                     __________________________________________________________
                     __________________________________________________________


4.         WASTE MANAGEMENT

           4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing tenants should describe any additional identification numbers issued since the previous certificate.

                     Yes [ ]        No [ ]

           4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing tenants should describe any new reports filed.

                     Yes [ ]        No [ ]

                     If yes, attach a copy of the most recent report filed.

5.         WASTEWATER TREATMENT AND DISCHARGE

           5.1 Will your company discharge wastewater or other wastes to:

                     ______storm drain?        _______sewer?
                     ______surface water?      _______no wastewater or other
                                                      wastes discharged.

                     Existing tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).
                     __________________________________________________________
                     __________________________________________________________

           5.2 Will any such wastewater or waste be treated before discharge?

                     Yes [ ]        No [ ]

                     If yes, describe the type of treatment proposed to be conducted. Existing tenants should describe the actual treatment conducted.
                     __________________________________________________________
                     __________________________________________________________

6.         AIR DISCHARGES

           6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

                     Yes [ ]        No [ ]

                     If yes, please describe:__________________________________
                     __________________________________________________________
                     __________________________________________________________

           6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing tenants should specify any such equipment being operated in, on or about the Premises.

                     _______Spray booth(s)        ______Incinerator(s)
                     _______Dip tank(s)           ______Other (Please describe)
                     _______Drying oven(s)        ______No Equipment Requiring
                                                        Air Permits

                     If yes, please describe:__________________________________
                     __________________________________________________________
                     __________________________________________________________

7.         HAZARDOUS MATERIALS DISCLOSURES

           7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing tenants should indicate whether or not a Management Plan is required and has been prepared.

                     Yes [ ]        No [ ]

                     If yes, attach a copy of the Management Plan. Existing tenants should attach a copy of any required updates to the Management Plan.

           7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

                     Yes [ ]        No [ ]

                     If yes, please explain:___________________________________
                     __________________________________________________________
                     __________________________________________________________

8.         ENFORCEMENT ACTIONS AND COMPLAINTS

           8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

                     Yes [ ]        No [ ]

                     If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.
                     __________________________________________________________
                     __________________________________________________________
                     __________________________________________________________



           8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

                     Yes [ ]        No [ ]

                     If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.
                     __________________________________________________________
                     __________________________________________________________
                     __________________________________________________________

           8.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises.

                     Yes [ ]        No [ ]

                     If yes, please describe. Existing tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.
                     __________________________________________________________
                     __________________________________________________________

9.         PERMITS AND LICENSES

           9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name) , acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.


(PROSPECTIVE) TENANT:


By:    __________________

Title: __________________


Date:  __________________






INITIALS:

TENANT:   ______________

LANDLORD: ______________

                                   ADDENDUM 1
                        FIRST OPTION TO EXTEND THE LEASE


This Addendum 1 is incorporated as a part of that certain Lease Agreement, dated December 18, 1996 (the "Lease"), by and between Lincoln-Whitehall Realty (West), L.L.C., a Delaware limited liability company ("Landlord"), and Cisco Systems, Inc., a California corporation ("Tenant"), of those certain premises located at 130 and 140 Baytech Drive (Buildings C & D), San Jose, California (the "Premises"). Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1. GRANT OF EXTENSION OPTION. Subject to the provisions of Sections 5 and 6 hereinbelow, if Tenant has not at any time been in default of its obligations beyond applicable cure periods more than three (3) times in any twelve-month period ("Chronic Default"), or at the time of Tenant's exercise of this option, is currently not, in default in the performance of any of its obligations under this Lease beyond applicable cure periods, and contingent upon review and approval of Tenant's then current financial condition by Landlord [which financial condition shall be deemed to be acceptable to Landlord so long as Tenant, at the time of exercise of this option and for the prior twelve month period of time prior to Tenant's exercise of this option, has a net worth of at least One Hundred Million Dollars ($100,000,000.00)], Tenant shall have the right at its option (the "First Option") to extend the initial term of the Lease for an additional period of one (1) year (the "First Extended Term").

2. TENANT'S FIRST OPTION NOTICE. If Landlord does not receive written notice from Tenant of its exercise of this First Option on a date which is not more than five hundred forty (540) days nor less than three hundred sixty (360) days prior to the end of the initial term of the Lease (the "First Option Notice"), all rights of Tenant in, to and under this First Option shall automatically lapse and terminate and shall be of no further force or effect. Time is of the essence herein.

3. ESTABLISHING THE MONTHLY BASE RENT FOR THE FIRST EXTENDED TERM. In the event Tenant duly exercises its rights under this First Option, the monthly Base Rent payable by Tenant to Landlord during the First Extended Term shall be one hundred forty thousand one hundred forty-two and 75/100 dollars ($140,142.75). If Tenant duly exercises this First Option in accordance with the terms outlined above, Landlord and Tenant shall immediately execute, at Landlord's sole option, either the standard lease agreement then in use by Landlord, or an amendment to this Lease. Such new lease agreement or amendment, as the case may be, shall set forth among other things, the monthly Base Rent quoted above for the First Extended Term and the actual commencement date and expiration date of the First Extended Term. Tenant shall have no other right to extend the initial term of the Lease under this Addendum 1 unless Landlord and Tenant otherwise agree in writing.

4. CONDITION OF PREMISES AND BROKERAGE COMMISSIONS FOR THE FIRST EXTENDED TERM. If Tenant duly exercises this First Option in accordance with the terms contained herein, the following shall apply: (1) Tenant shall accept the Premises in its then "As-Is" condition and, accordingly, Landlord shall not be required to perform nor install any additional improvements to the Premises; and
(2) Tenant hereby agrees that it will be solely responsible for any and all brokerage commissions and finder's fees payable to any broker except for Landlord's broker in connection with the First Option described herein, and Tenant hereby further agrees that Landlord shall in no event or circumstance be responsible for the payment of any such commissions and fees.

5. LIMITATIONS ON, AND CONDITIONS TO, FIRST EXTENSION OPTION. Except as otherwise provided below, this First Option is personal to Tenant and except for a Related Entity may not be assigned, voluntarily or involuntarily, separate from or as part of the Lease, unless Landlord otherwise expressly consents in writing to such assignment. At Landlord's option, all rights of Tenant under this First Option shall terminate and be of no force or effect if any of the following individual events occur or any combination thereof occur: (1) Tenant or the Related Entity, as applicable, has been in Chronic Default at any time during the initial term of the Lease, or at the time of exercise of the First Option is then currently in default of any provision of the Lease beyond applicable cure periods; and/or (2) Tenant has assigned its rights and obligations under all or part of the Lease to any party or entity other than a Related Entity, or Tenant has subleased all or part of the Premises to any party or entity other than a Related Entity, unless Landlord otherwise expressly consents in writing to such assignment or sublease, which consent shall not be unreasonably withheld, and/or (3) Tenant's or the Related Entity's (as applicable) financial condition is unacceptable to Landlord at the time the First Option Notice is delivered to Landlord [which financial condition shall be deemed to be acceptable to Landlord so long as Tenant or the Related Entity, as applicable, at the time of exercise of this First Option and for the prior twelve month period of time prior to delivery of the First Option Notice, has a net worth of at least One Hundred Million Dollars ($100,000,000.00)]; and/or (4) Tenant or the Related Entity (as applicable) has failed to exercise this First Option in a timely manner and in strict accordance with the provisions of this Addendum 1; and/or (5) Tenant, a Related Entity, or a third party subtenant or assignee for which Landlord has expressly consented, as the case may be, no longer has possession of all or any part of the Premises under the Lease, or if the Lease has been terminated earlier, pursuant to the terms of the Lease.

6. RECAPTURE AND EXCESS SUBLEASE RENTAL OR ASSIGNMENT CONSIDERATION. Notwithstanding anything to the contrary contained in the Lease or herein, if
(I) the Term of the First Lease has expired or the First Lease has been earlier terminated for any reason whatsoever, in whole or in part, and (II) during the First Extended Term Tenant proposes to sublease or assign this Lease to a party other than a Related Entity, then for the time period during which there is any vacancy in Building A and/or Building B (as referred to in the First Lease) Landlord shall have the right, to be exercised by giving written notice to Tenant, to either (1) recapture the space described in the proposed sublease or assignment, or (2) consent to such proposed sublease or assignment, (which consent shall not be unreasonably withheld) in which event Tenant shall pay Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder, fifty percent (50%) of the excess of each such payment of rent or other consideration in excess of the Rent called for hereunder, after deduction of the actual brokerage commission (if any) paid by Tenant in connection with such proposed sublease or assignment, where the rent or other consideration provided for in the proposed sublease or assignment either initially or over the term of the sublease or assignment exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease. If such recapture notice is given, it shall serve to terminate this Lease with respect to the proposed sublease or assignment space, or, if the proposed sublease or assignment space covers all the Premises for the First Extended Term, it shall serve to terminate the entire term of this Lease in either case, as of the Proposed Effective Date, with respect to such space.






INITIALS:

TENANT:   __________

LANDLORD: __________

                                   ADDENDUM 2
                        SECOND OPTION TO EXTEND THE LEASE


This Addendum 2 is incorporated as a part of that certain Lease Agreement, dated December 18, 1996 (the "Lease"), by and between Lincoln-Whitehall Realty (West), L.L.C., a Delaware limited liability company ("Landlord"), and Cisco Systems, Inc., a California corporation ("Tenant"), of those certain premises located at 130 and 140 Baytech Drive (Buildings C & D), San Jose, California (the "Premises"). Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1. GRANT OF EXTENSION OPTION. Subject to the provisions of Sections 5 and 6 hereinbelow, if (i) Tenant has not at any time been in Chronic Default, or at the time of Tenant's exercise of this Second Option, is currently not, in default in the performance of any of its obligations under this Lease beyond any applicable cure periods, (ii) Tenant has duly exercised the First Option in accordance with the provisions of Addendum 1 to the Lease, and (iii) contingent upon review and approval of Tenant's then current financial condition by Landlord [which financial condition shall be deemed to be acceptable to Landlord so long as Tenant, at the time of exercise of this option and for the prior twelve month period of time prior to Tenant's exercise of this Second Option, has a net worth of at least One Hundred Million Dollars ($100,000,000.00)], Tenant shall have the right at its option (the "Second Option") to further extend the term of the Lease for an additional one (1) year period (the "Second Extended Term").

2. TENANT'S SECOND OPTION NOTICE. If Landlord does not receive written notice from Tenant of its exercise of this Second Option on a date which is not more than five hundred forty (540) days nor less than three hundred sixty (360) days prior to the end of the First Extended Term of the Lease (the "Second Option Notice"), all rights of Tenant in, to and under this Second Option shall automatically lapse and terminate and shall be of no further force or effect. Time is of the essence herein.

3. ESTABLISHING THE MONTHLY BASE RENT FOR THE SECOND EXTENDED TERM. In the event Tenant duly exercises its rights under this Second Option, the monthly Base Rent payable by Tenant to Landlord during the Second Extended Term shall be one hundred forty-four thousand three hundred eighty-nine and 50/100 dollars ($144,389.50). If Tenant duly exercises this Second Option in accordance with the terms outlined above, Landlord and Tenant shall immediately execute, at Landlord's sole option, either the standard lease agreement then in use by Landlord, or an amendment to this Lease. Such new lease agreement or amendment, as the case may be, shall set forth among other things, the monthly Base Rent quoted above for the Second Extended Term and the actual commencement date and expiration date of the Second Extended Term. Tenant shall have no other right to extend the then applicable term of the Lease under this Addendum 2 unless Landlord and Tenant otherwise agree in writing.

4. CONDITION OF PREMISES AND BROKERAGE COMMISSIONS FOR THE SECOND EXTENDED TERM. If Tenant duly exercises this Second Option in accordance with the terms contained herein: (1) Tenant shall accept the Premises in its then "As-Is" condition and, accordingly, Landlord shall not be required to perform nor install any additional improvements to the Premises; and (2) Tenant hereby agrees that it will be solely responsible for any and all brokerage commissions and finder's fees payable to any broker except for Landlord's broker in connection with the Second Option described herein, and Tenant hereby further agrees that Landlord shall in no event or circumstance be responsible for the payment of any such commissions and fees.

5. LIMITATIONS ON, AND CONDITIONS TO, SECOND EXTENSION OPTION. Except as otherwise provided herein, this Second Option is personal to Tenant and except for a Related Entity may not be assigned, voluntarily or involuntarily, separate from or as part of the Lease, unless Landlord otherwise expressly consents in writing to such assignment. At Landlord's option, all rights of Tenant under this First Option shall terminate and be of no force or effect if any of the following individual events occur or any combination thereof occur: (1) Tenant or the Related Entity, as applicable, has been in Chronic Default at any time during the initial term or First Extended Term of the Lease, or at the time of exercise of the

Second Option is then currently in default of any provision of the Lease beyond applicable cure periods; and/or (2) Tenant has assigned its rights and obligations under all or part of the Lease to any party or entity other than a Related Entity, or Tenant has subleased all or part of the Premises to any party or entity other than a Related Entity, unless Landlord otherwise expressly consents in writing to such assignment or sublease, which consent shall not be unreasonably withheld, and/or (3) Tenant's or the Related Entity's (as applicable) financial condition is unacceptable to Landlord at the time the Second Option Notice is delivered to Landlord [which financial condition shall be deemed to be acceptable to Landlord so long as Tenant or the Related Entity, as applicable, at the time of exercise of this Second Option and for the prior twelve month period of time prior to delivery of the Second Option Notice, has a net worth of at least One Hundred Million Dollars ($100,000,000.00)]; and/or (4) Tenant or the Related Entity, as applicable, has failed to exercise the First Option in a timely manner in strict accordance with the provisions of Addendum 1 to the Lease; (5) Tenant or the Related Entity (as applicable) has failed to exercise this Second Option in a timely manner and in strict accordance with the provisions of this Addendum 2; and/or (6) Tenant, a Related Entity, or a third party subtenant or assignee for which Landlord has expressly consented, as the case may be, no longer has possession of all or any part of the Premises under the Lease, or if the Lease has been terminated earlier, pursuant to the terms of the Lease.

6. RECAPTURE AND EXCESS SUBLEASE RENTAL OR ASSIGNMENT CONSIDERATION. Notwithstanding anything to the contrary contained in the Lease or herein, if
(I) the Term of the First Lease has expired or the First Lease has been earlier terminated for any reason whatsoever, in whole or in part, and (II) during the Second Extended Term Tenant proposes to sublease or assign this Lease to a party other than a Related Entity, then for the time period during which there is any vacancy in Building A and/or Building B (as referred to in the First Lease) Landlord shall have the right, to be exercised by giving written notice to Tenant, to either (1) recapture the space described in the proposed sublease or assignment, or (2) consent to such proposed sublease or assignment, (which consent shall not be unreasonably withheld) in which event Tenant shall pay Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder, fifty percent (50%) of the excess of each such payment of rent or other consideration in excess of the Rent called for hereunder, after deduction of the actual brokerage commission (if any) paid by Tenant in connection with such proposed sublease or assignment, where the rent or other consideration provided for in the proposed sublease or assignment either initially or over the term of the sublease or assignment exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease. If such recapture notice is given, it shall serve to terminate this Lease with respect to the proposed sublease or assignment space, or, if the proposed sublease or assignment space covers all the Premises for the Second Extended Term, it shall serve to terminate the entire term of this Lease in either case, as of the Proposed Effective Date, with respect to such space.




INITIALS:

TENANT:   __________

LANDLORD: __________


                                       2